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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Zebra Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025

Proxy

Statement

MAY 8, 2025   |  10:30 a.m.  CT

Dear
Fellow Stockholder

On behalf of the Board of Directors, we would like to thank you for your continued investment in Zebra Technologies.

In 2024, Zebra delivered strong results, reflecting recovery in end-market demand for our products and excellent execution by our team. The Company drove double-digit sales and earnings growth in the second half of the year amid stronger year-end spending from our North American retail customers. Management streamlined expenses, having achieved $120 million in net annualized cost savings. Innovation remains central to our industry leadership – recent progress includes AI-based machine vision offerings, expansion into self-service kiosks, embedded RFID capabilities within our mobile computing portfolio, and eco-friendly printing supplies. We have augmented our organic efforts with strategic acquisitions, as evidenced by our recent acquisition of Photoneo which accelerates our presence in the 3D segment of the Machine Vision market. Entering 2025, Zebra remains well positioned to drive sustainable profitable growth.

We are committed to a Board leadership structure and overall composition that facilitates effective and independent oversight. As part of the planned leadership succession that resulted in Bill Burns becoming CEO in March 2023, our roles have continued to evolve as well with Anders Gustafsson, Zebra’s former CEO, moving from the Executive Chair role to become Board Chair at our 2024 Annual Meeting of Stockholders, and Mike Smith continuing in his role as Lead Independent Director to ensure that our independent directors have robust leadership in the boardroom.

We take a deliberate and active approach to Board and committee refreshment and evaluation processes to ensure we have the right mix of experience, skillsets, tenure and personal characteristics to support Zebra’s strategy and long-term value creation. Over the last five years, we have added five new directors to the Board and have refreshed our committee membership and leadership. Since he was elected to the Board at the 2024 Annual Meeting and joined the Audit Committee at the same time, we have benefited from Kenneth Miller’s more than 25 years of public company financial acumen as well as experience in technology, business transformation and strategic planning; Ken has also joined the Compensation and Culture Committee in February 2025. We have also benefited from Janice Roberts’ service as Compensation and Culture Committee Chair this past year after having served on the Committee for more than a decade, and in board and committee leadership roles at other public companies. In addition, in February 2025, Frank Modruson, who has served on the Board since 2014 and has experience in governance, was named Chair of our Nominating and Governance Committee.

Finaly, in the past year the Board engaged an independent third party to facilitate an evaluation of individuals, committees and the full Board to augment our annual Board performance review and evaluation led by the Nominating and Governance Committee. We appreciated the insights gained from this exercise, which have informed the continued practices and functioning of our Board and Committees.

In 2024, we continued to prioritize stockholder engagement on a wide variety of topics including governance, Board oversight, compensation and sustainability. Following the lower-than-expected support for our 2024 Say-on-Pay vote, in the past year the Chair of our Compensation and Culture Committee and senior members of management led a thoughtful and comprehensive stockholder engagement effort in which we initiated offers of engagement with nearly two thirds of our stockholder base to better understand their views on our compensation program and how we could be responsive to stockholder feedback. This multi-phased engagement effort yielded important insights and informed responsive actions around our executive compensation program, outlined in our Compensation Discussion and Analysis (“CD&A”), and enhancements to our governance disclosure practices. We plan to continue our dialogue with stockholders in the coming year.

We maintain strong conviction in the opportunities ahead as the company addresses customers' evolving needs. We believe we are well-positioned to advance our industry leadership with our innovative solutions that digitize and automate our customers’ workflows across the supply chain.

We would like to thank our stockholders, employees, customers, and partners for their continued support and contributions to Zebra.

Sincerely,

Anders Gustafsson Chair of the Board	Michael A. Smith Independent Lead Director of the Board

Dear
Fellow Stockholder

March 28, 2025

Please join us for the Zebra Technologies Corporation 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, May 8, 2025 at 10:30 a.m., Central Time. The Annual Meeting will be conducted solely by remote communication, in a virtual only format. You may attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/ZBRA2025. Only stockholders of record as of the close of business on March 14, 2025 can participate at the Annual Meeting. Stockholders of record will need their 16-digit control number found on their proxy card, voting instruction form or notice to enter the Annual Meeting. Once admitted, stockholders of record may vote or submit questions during the Annual Meeting by typing their question into the “Ask a Question” field and clicking “Submit.” Only questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. If any questions pertinent to Annual Meeting matters cannot be answered during the Annual Meeting due to time constraints, we will post and answer a representative set of these questions online at investors.zebra.com, under the Events section. The questions and answers will be available as soon as reasonably practicable after the Annual Meeting and will remain available until one week after posting.

At the Annual Meeting, stockholders will be asked to vote on each of the three proposals set forth in the Notice of Annual Meeting of Stockholders and the Proxy Statement, which describe the formal business to be conducted at the Annual Meeting and follow this letter.

Your vote on the matters to be considered at the Annual Meeting is important, regardless of the size of your holdings. Whether or not you plan to participate in the Annual Meeting, we urge you to vote your shares as soon as possible via the Internet or by telephone. If you received a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided. If you receive a notice of internet availability in the mail but prefer to vote using a paper copy instead of online, you may request a proxy card. Once you have received it, simply complete, sign, date, and return by mail. By voting in advance of the Annual Meeting, you can ensure your shares will be represented and voted at the Annual Meeting, and you will spare Zebra the expense of a follow-up mailing. Even if you vote before the Annual Meeting, you may still attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/ZBRA2025 and submit questions and vote during the Annual Meeting by entering the 16-digit control number found on your proxy card.

For more information about Zebra and to take advantage of the many stockholder resources and tools available, I encourage you to visit Zebra’s website at www.zebra.com under Investors.

Sincerely,

William J. Burns
Chief Executive Officer

Notice of
Annual Meeting of Stockholders

DATE & TIME May 8, 2025 10:30 a.m., Central Time	VIRTUAL MEETING ACCESS www.virtualshareholdermeeting.com/ZBRA2025	RECORD DATE March 14, 2025

To the Stockholders of Zebra Technologies Corporation:

The Annual Meeting of Stockholders of Zebra Technologies Corporation will be held at 10:30 a.m., Central Time, on Thursday, May 8, 2025. The Annual Meeting of Stockholders, and any adjournments or postponements thereof, will be a virtual meeting conducted via live webcast. You may log onto www.virtualshareholdermeeting.com/ZBRA2025 and enter your control number to access the meeting. We will not have a physical location for the Annual Meeting in order to make the meeting more accessible to stockholders. You will be able to attend the Annual Meeting of Stockholders online, submit your questions online, and vote your shares electronically during the meeting. The Annual Meeting will be held for the following purposes:

Proposal	Board Recommendation	Reasons for Recommendation	More Information
Proposal 1 — Election of three Class II directors with terms expiring in 2028	FOR all Director nominees

The Board and the Nominating and Governance Committee believe our director nominees possess the skills, experience and qualifications necessary to effectively provide oversight and support management’s execution of our long-term strategic goals.

PAGE 13
Proposal 2 — Advisory vote to approve Named Executive Officers’ (NEOs) compensation	FOR this proposal

The Board and the Compensation and Culture Committee believe our executive compensation structure is aligned with our stockholders’ interests and current market practices, and that it reflects our commitment to pay for performance.

PAGE 41
Proposal 3 — Ratify the appointment of Ernst & Young LLP as our independent auditors for 2025	FOR this proposal	Based on the Audit Committee’s assessment, the Board and the Committee believe the appointment of Ernst & Young LLP is in the best interest of the Company and its stockholders.	PAGE 83

We may also conduct other such business if properly presented.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 8, 2025:

We are furnishing our proxy materials to our stockholders electronically. Most of our stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our 2025 Proxy Statement (including the notice of meeting and proxy card) and our 2024 Annual Report on Form 10-K over the internet, as well as instructions regarding how to request a paper copy of these materials, and how to vote by mail or via the internet. The Notice of Internet Availability of Proxy Materials will be mailed, and the attached proxy statement is being made available, to our stockholders beginning on or about March 28, 2025.

Our 2025 Proxy Statement and 2024 Annual Report to Stockholders are available without charge at: https://materials.proxyvote.com/989207. Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the Securities and Exchange Commission.

March 28, 2025

By Order of the Board of Directors,

Cristen Kogl
Chief Legal Officer, General Counsel and Corporate Secretary
Lincolnshire, Illinois

How to Vote Your Shares Review your proxy statement and vote in one of four ways:

INTERNET

Please follow the internet voting instructions sent to you and visit www.proxyvote.com or scan the QR Barcode on your Notice of Internet Availability of Proxy Materials or your proxy card, any time up until 11:59 p.m. ET on May 7, 2025

BY TELEPHONE Please follow the telephone voting instructions sent to you and call 1-800-690-6903, any time up until 11:59 p.m. ET May 7, 2025

BY MAIL Sign, date and return your proxy card in the enclosed pre-addressed envelope. The card must be received prior to the 2025 Annual Meeting to be counted.

ONLINE DURING THE VIRTUAL MEETING You can also cast your vote at our virtual meeting (see Virtual Meeting Access Link above).

4	Zebra Technologies Corporation I 2025 Proxy Statement

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider, and we encourage you to read the entire Proxy Statement before voting.

What’s New

As part of our efforts to continuously improve our governance practices, enhance readability of our Proxy Statement and respond to stockholder feedback, we have updated our disclosures. This year’s key updates to disclosures include:

Proxy Voting Map included in the Proxy Summary	Enhanced CD&A Disclosure
Skill Attainment Information added to the Director Skills Matrix	Letter from the Chair of Zebra’s Compensation and Culture Committee
Board Effectiveness Section	Enhanced Stockholder Engagement Reporting

2024 Business Highlights and Performance

$4.98 Billion	$120 Million	~350 Patents
in Annual Sales (8.7% growth), with $13.52 non-GAAP earnings per diluted share (38% growth)	in annualized net expense savings completed to drive restructuring plans	and patent applications added, bringing our portfolio total to ~7,150 patents and patent applications

Named a Top Workplace	$563 Million R&D
Amongst several employer accolades in 2024, Zebra was named #51 on Fast Company’s list of Best Workplaces for Innovators

We continued to invest in innovation to

extend our industry leadership.

Examples of our progress include:

●
Next generation RFID capabilities in mobile computers and scanners
●
AI-based machine vision offerings
●
Self-service kiosk solutions
●
GenAI agents for retailers
●
Eco-friendly products

Zebra Technologies Corporation I 2025 Proxy Statement	5

Proxy Summary

Stockholder Engagement

At the 2024 Annual Meeting, the advisory vote on executive compensation, or “Say-on-Pay” vote, received 40.2% support from stockholders. Following the 2024 Annual Meeting, our Compensation and Culture Committee, chaired by Janice Roberts, along with senior management, initiated a multi-phase engagement effort to solicit our stockholders’ perspectives and build support for our executive compensation program. During these discussions, we also gathered feedback on governance practices, business strategy, and environmental and social issues. Feedback was shared with the Board of Directors and relevant committees to inform key responsive actions, particularly with regard to our executive compensation program. For further details, please refer to the Stockholder Engagement and CD&A Sections on pages 40 and 44, respectively.

Post-Annual Meeting	Summer Engagement and Reflection	Fall and Winter Engagement	Board Response to Stockholder Feedback
May – June 2024	July – August 2024	Oct. 2024 – Jan. 2025	Feb. – March 2025

●
Nominating and Governance and Compensation and Culture Committees reviewed feedback and considered vote results from Annual Meeting
●
Prepared for engagement with stockholders, taking into account our annual meeting results, stockholder feedback from meetings in the weeks leading up to the 2024 Annual Meeting and proxy season trends

●
Contacted top 12 stockholders that voted against Say-on-Pay to listen to feedback and better understand the rationale for adverse votes
●
Chair of the Compensation and Culture Committee and senior members of management met with stockholders representing ~20% of stock outstanding
●
Nominating and Governance and Compensation and Culture Committee considered feedback from initial discussions

●
Engaged with stockholders representing 48% of stock outstanding, including meetings led by the Chair of the Compensation and Culture Committee
●
Met with two proxy advisory firms
●
Dialogue focused on investor feedback and potential compensation changes and enhancements to disclosure in response to 2024 Say-on-Pay vote
● 2025 Proxy Statement includes comprehensive actions made in response to stockholder feedback since the 2024 Annual Meeting
FALL AND WINTER ENGAGEMENT

KEY RESPONSIVE ACTIONS
COMPENSATION		GOVERNANCE
●
Committed not to grant a one-time award outside of extraordinary circumstances
●
Added the dollar values and percentages of the threshold, target and maximum goals for the short-term incentive plan metrics in our proxy statement
●
Enhanced disclosures on the program design and goals to illustrate how this plan retains executives, is aligned with stockholder interests and drives performance
●
Committed to provide enhanced disclosure if severance payments are made associated with involuntary terminations

●
Engaged an independent third-party to conduct an evaluation of our Board in order to further enhance our Board’s effectiveness
●
Added information to the director skills matrix to indicate how each director’s skills were attained

6	Zebra Technologies Corporation I 2025 Proxy Statement

Proxy Summary

Corporate Governance

Zebra is committed to a corporate governance structure that creates long-term value for our stockholders by promoting effective Board leadership, accountability and independent oversight. Our key governance practices listed below, and our polices described under Corporate Governance Policies on page 33, provide the framework for our corporate governance and assist the Board in fulfilling its duties to stockholders. We are committed to engaging with our stockholders to understand their views. In addition, we continue to review evolving market practice in alignment with the needs of our business.

Corporate Governance Highlights

Stockholder Rights	Independence
Proxy Access By-Law	Eight of our ten directors are independent
Our Securities Transactions and Confidentiality Policy expressly prohibits hedging, pledging and short selling Zebra securities	Separate Board Chair and Lead Independent Director roles
No dual class of stock or controlling stockholder	Independent standing Board committees
Majority voting in uncontested director elections	Regular executive sessions of independent directors
No poison pill in place	Good governance practices
Annual “Say-on-Pay” advisory vote	Policy on directors’ outside public company board service
Robust stockholder engagement program	Board reviews executive succession planning and director refreshment regularly
Board Composition	Director orientation and continuing educational programs
Board comprised of directors with an appropriate mix of skills, experiences and perspectives	Robust Stock Ownership Guidelines, which are applicable to executive officers and directors
30% of our Board is gender diverse and 20% of our Board is ethnically diverse	Accountability
Active Board refreshment, which resulted in the addition of five new directors since 2020	Annual individual director evaluations
Oversight	Annual Board and committee self-evaluations
Comprehensive Risk oversight by the Board and its committees	An independent evaluation of our Board was facilitated by a third party in 2024
Board and committee oversight of sustainability matters	Two Clawback Policies – our “Accounting Restatement Clawback Policy”, which meets regulatory requirements, and our “Clawback Policy” which addresses executive misconduct

Zebra Technologies Corporation I 2025 Proxy Statement	7

Proxy Summary

Proxy Voting Map

Proposal 1	Election of three Class II directors with terms expiring in 2028 (page 13)
The Board of Directors recommends a vote FOR all Director nominees

The Board of Directors consists of ten directors. Eight of our directors are independent under Nasdaq listing requirements; the other two directors serve as Zebra’s Chair of the Board of Directors and our Chief Executive Officer. The Board and the Nominating and Governance Committee believe our director nominees and continuing directors possess the skills, experience, and qualifications necessary to effectively provide oversight and support management’s execution of our long-term strategic goals.

Name	Age	Director Since	Primary Occupation	Independent	Committee Memberships	Other Current Public Co. and Invest Co. Directorships
Class II Directors – Term Expires 2025
Nelda J. Connors	59	2022	Founder, Chairwoman and Chief Executive Officer, Pine Grove Holdings, LLC	✓	AC*	3
Frank B. Modruson	65	2014	President, Modruson & Associates, LLC and Retired Chief Information Officer, Accenture	✓	AC, NGC (Chair)	0
Michael A. Smith	70	1991	Lead Independent Director, Zebra Technologies and Chair and Chief Executive Officer, Fire Vision LLC	✓	CCC, NGC	0
Class III Directors – Term Expires 2026
William J. Burns	57	2023	Chief Executive Officer, Zebra Technologies		None	1
Linda M. Connly	59	2020	External Advisor, Bain & Company	✓	AC, NGC	0
Anders Gustafsson	64	2007	Chair of the Board, Zebra Technologies		None	2
Janice M. Roberts	69	2013	Advisory Partner, Benhamou Global Ventures	✓	CCC (Chair)	1
Class I Directors – Term Expires 2027
Satish Dhanasekaran	52	2023	President and Chief Executive Officer, Keysight Technologies	✓	CCC	1
Ross W. Manire	73	2003	Retired President and Chief Executive Officer, ExteNet Systems, Inc.	✓	AC* (Chair), NGC	2
Kenneth B. Miller	54	2024	Executive Vice President and Chief Financial Officer, Juniper Networks	✓	AC*, CCC	0

AC = Audit Committee, CCC = Compensation and Culture Committee and NGC = Nominating and Governance Committee

*Audit Committee Financial Expert

8	Zebra Technologies Corporation I 2025 Proxy Statement

Proxy Summary

Board Composition Snapshot

Zebra’s Board is composed of ten highly qualified directors whose experience, skillsets, tenure and personal characteristics complement those of fellow directors to create a balanced Board with diverse viewpoints and deep expertise. The diagrams below Include all continuing directors and the director nominees. For more information on Board Composition see page 24.

Zebra Technologies Corporation I 2025 Proxy Statement	9

Proxy Summary

Proposal 2	Advisory vote to approve Named Executive Officers’ compensation (page 41)
The Board of Directors recommends a vote FOR this proposal

Zebra is seeking your advisory vote to approve the compensation of our NEOs as disclosed in this Proxy Statement. At the 2024 Annual Meeting, the advisory vote on executive compensation, or “Say-on-Pay” vote, received 40.2% support from our stockholders. Following the 2024 Annual Meeting, our Compensation and Culture Committee determined that it was necessary to better understand the perspectives of our stockholders and consider responsive actions that will enable us to regain our historically strong support for our executive compensation program. Senior members of our management team and Janice Roberts, the Chair of the Compensation and Culture Committee, undertook a thoughtful process to engage with stockholders, identify their concerns and take responsive action to address feedback heard. The elements and highlights of our executive compensation plan are summarized below. For more information on Zebra’s compensation program, see CD&A, beginning on page 44.

Compensation Components

		Element	Description	Link to Strategy and Performance
FIXED	SHORT-TERM	BASE SALARY	• Provides base compensation that is predictable and market competitive • Reflects the scope and complexity of NEOs’ roles and responsibilities	• Rewards current contributions to the Company • Attracts and retains high-level talent
AT-RISK		ANNUAL CASH INCENTIVE AWARDS
•
Paid out in cash after 1-year performance period
•
Committee sets goals for each metric at the beginning of the performance period
•
Earned (or not) based on performance of Adjusted EBITDA (50%), Net Sales (30%) and Enterprise Asset Intelligence (“EAI”) Index performance (20%) goals
•
Payout based on achievement against goals and approved by the Committee
• Provides opportunity for near-term cash bonus based on the achievement of short term strategic corporate objectives
	LONG-TERM	TIME-VESTED RESTRICTED STOCK UNITS [40% of target equity value]	• Value is tied to Company performance and stock price • Vests ratably over three years	• Part of balanced equity program to reinforce retention
PERFORMANCE-VESTED RESTRICTED STOCK UNITs [60% of target equity value]
•
Paid out in stock after 3-year performance period
•
Committee sets a cumulative 3-year goal and three annual goals at the beginning of the performance period
•
Earned (or not) based on results against performance targets for Sales CAGR (50%), adjusted EBITDA margin (30%) and Free Cash Flow (“FCF”) conversion (20%) and over a three-year performance period
•
Value is tied to Company performance and stock price
•
Payout based on achievement against goals and approved by the Committee
• Provides incentive to achieve key objectives intended to maximize stockholder value • Links achievement of strategic corporate objectives, which are intended to drive long term growth

10	Zebra Technologies Corporation I 2025 Proxy Statement

Proxy Summary

2024 Compensation Mix

Our NEOs are responsible for driving the Company’s achievement of its long-term strategic goals, and their compensation is weighted toward rewarding long-term value creation for stockholders.

Our emphasis on creating long-term stockholder value is illustrated in the following charts, which show that long-term incentive compensation accounted for the largest percentage of the NEOs overall target compensation in 2024. Additionally, most of the NEOs’ compensation — consisting of target long-term and target short-term incentive compensation combined — is performance-based or “at risk.”

CEO

8% Base Salary
11% Target Short-Term Incentive
92% AT-RISK COMPENSATION
81% Target Long-Term Equity

Other NEOs

15% Base Salary
14% Target Short-Term Incentive
85% AT-RISK COMPENSATION
71% Target Long-Term Equity

Target Short-Term Incentive Mix for All NEOs

30% Net Sales
50% Adjusted EBITDA
20% EAI Index

Target Long-Term Incentive Mix for All NEOs

60% Performance-Vested Restricted Stock
40% Time-Vested Restricted Stock

Zebra Technologies Corporation I 2025 Proxy Statement	11

Proxy Summary

Compensation Program Highlights

compensation program Highlights
WHAT WE DO	WHAT WE DON’T DO
A significant portion of executive pay is at-risk because it is based on performance and ultimately may not be earned	We expressly forbid option and stock appreciation rights repricing without stockholder approval
We align compensation with stockholder interests by linking incentive compensation to Zebra’s overall performance	We expressly forbid exchanges of underwater options or stock appreciation rights for cash
We review competitive compensation data, responsibilities of the role, tenure, and experience in setting target NEO compensation	We do not provide excessive perquisites

We have robust Stock Ownership Guidelines for our Executive Officers and directors, who must retain at least 50% of vested equity awards or exercisable stock appreciation rights until Guidelines are met

We do not guarantee salary increases or non- performance-based bonuses
We maintain caps on performance-based annual and long-term incentive payouts	Our Securities Transactions and Confidentiality Policy expressly prohibits hedging, pledging and short selling Zebra securities
We consider, and attempt to mitigate, risk in our compensation program	We do not provide one-time awards outside of extraordinary circumstances
We use an independent compensation consultant	We do not offer excise tax gross-ups
We have “double-trigger” accelerated vesting of equity awards, which requires both a change in control and an involuntary termination
We conduct an annual talent management review, including succession planning
Our Clawback Policy covers recoupment of time-based and performance-based equity-based incentive compensation (vested or unvested)

Proposal 3	Ratify the appointment of Ernst & Young LLP as our independent auditors for 2025 (page 83)
The Board of Directors recommends a vote FOR this proposal

In February 2025, the Audit Committee appointed Ernst & Young LLP (“E&Y”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Audit Committee is directly involved in the annual review and engagement of E&Y to ensure continuing audit independence. Based on the Audit Committee’s assessment, the Board of Directors and the Audit Committee believe the appointment of Ernst & Young LLP is in the best interest of the Company and its stockholders.

12	Zebra Technologies Corporation I 2025 Proxy Statement

Proposal 1 Election of Directors

Zebra’s Board of Directors currently consists of ten directors. Eight of our directors are independent under Nasdaq listing requirements; the ninth director is the Board’s Chair Anders Gustafsson (who was our CEO until March 2023) and the tenth director is Zebra’s Chief Executive Officer William J. Burns. Based on the recommendation of the Nominating and Governance Committee, the Board nominated Nelda J. Connors, Frank B. Modruson, and Michael A. Smith to stand for election at the 2025 Annual Meeting of Stockholders. Each director nominee currently serves as a director of Zebra.

Our Board is divided into three classes of directors with staggered three-year terms. Every year stockholders elect one class of directors. The Board recommends that stockholders re-elect the three Class II directors, whose terms expire this year. If elected, Nelda Connors, Frank Modruson, and Michael Smith will serve for a three-year term expiring at the 2028 Annual Meeting and until their successors are elected and qualified.

Each of the director nominees has consented to stand for election and to serve if elected. However, if at the time of the Annual Meeting any nominee is unable or declines to serve, the individuals named in this Proxy Statement will, at the direction of the Board, either vote for the substitute nominee or nominees recommended by the Board, or vote to allow the vacancy to remain open until filled by the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF NELDA CONNORS, FRANK MODRUSON, AND MICHAEL SMITH TO SERVE AS CLASS II DIRECTORS OF ZEBRA.

The following sets forth information regarding the qualifications and biographical information for the Class II director nominees and our continuing directors.

Zebra Technologies Corporation I 2025 Proxy Statement	13

Proposal 1 Election of Directors

Biographical Information of Zebra’s Director Nominees and Continuing Directors

This section provides biographical information about the director nominees and our continuing directors, including specific professional experience and individual qualifications that led the Board to conclude that such person should serve as a director of Zebra.

Director Nominees

NELDA J. CONNORS
Independent Class II Director (Term Expires 2025) Director since: 2022 Age: 59 Committees: ● Audit (Financial Expert)

Professional Highlights

●
Pine Grove Holdings, LLC (Private investment company)
o
Founder, Chairwoman and Chief Executive Officer, since 2011
●
Red Arts Capital (Private investment company)
o
Senior Operating Partner, since 2022
●
Atkore International Inc. (formerly the Electrical and Metal Products division of Tyco International) (NYSE: ATKR)
o
President and Chief Executive Officer, 2008 to 2011

Public Company Board Directorships

●
Carnival Corporation & plc (Cruise line operator) (NYSE: CCL), since April 2024
●
ConocoPhillips Inc. (Petroleum exploration and production company) (NYSE: COP), since September 2024
●
Otis Worldwide Corporation (Elevator manufacturer) (NYSE: OTIS), since 2022
●
Baker Hughes Holdings LLC (Oil field services company) (NYSE: BKR), 2020 to May 2024
●
Boston Scientific Corp. (Life sciences company) (NYSE: BSX), 2009 to May 2024
●
BorgWarner Inc. (Car parts and accessories manufacturer) (NYSE: BWA), 2020 to 2022
●
Enersys Inc. (Stored energy solutions provider) (NYSE: ENS), 2017 to 2021
●
Echo Global Logistics Inc. (Enterprise logistics provider) (NASDAQ: ECHO), 2013 to 2020
●
CNH Industrial NV (Agricultural machinery manufacturer) (NYSE: CNHI), 2013 to 2020

Director Qualifications

Ms. Connors has over 25 years of valuable technical and operating experience in global manufacturing and diversified industrial companies with highly technical products and services. The Board and Audit Committee benefit from Ms. Connors’ executive leadership skills and experience in the areas of operations and financial management, sales and marketing, quality, mergers and acquisitions, engineering, risk management and business strategy. Ms. Connors’ financial acumen, including her proficiency in financial management and financial reporting processes, as well as experience serving as a member of the audit committee on other public companies’ boards, facilitates the Board’s oversight of Zebra’s accounting, internal control and auditing functions and activities. In addition, Ms. Connors’ service as a public board member and as an independent advisor provided her with expertise in corporate governance.

14	Zebra Technologies Corporation I 2025 Proxy Statement

Proposal 1 Election of Directors

FRANK B. MODRUSON
Independent Class II Director (Term Expires 2025) Director since: 2014 Age: 65 Committees: ● Audit ● Nominating and Governance (Chair)

Professional Highlights

●
Modruson & Associates, LLC (Personal consulting practice)
o
President, since 2015
●
Accenture PLC (Professional services company)
o
Chief Information Officer, 2003 to 2014
o
Partner, 1997 to 2003
o
Various roles, 1988 to 1997

Public Company Board Directorships

●
First Midwest Bancorp, Inc. (Retail and business banking) (NASDAQ: FMBI), 2016 to 2022
●
LANDAUER, Inc. (Radiation safety products and services) (NYSE: LDR), 2017

Private Company Board Directorships

●
Hy Cite Enterprises, LLC (Direct selling organization), since 2019
●
Forsythe Technologies (IT reseller) ESOP, 2014 to 2017

Other Professional Experience and Community Involvement

●
Board member, Lyric Opera of Chicago
●
Board member, Glen Ellyn Volunteer Fire Company

Director Qualifications

Mr. Modruson’s technology, strategy and consulting background has provided him with proficiency in cybersecurity and risk-mitigation practices as well as expertise in technology and innovation. The Board benefits from Mr. Modruson’s extensive experience transforming information technology into an asset for Accenture. While serving as an executive, as a public company board member, and in other leadership roles, Mr. Modruson gained significant experience in mergers and acquisitions, business transformation, international business, risk management and operations. Mr. Modruson also has experience in corporate governance through his service as a member and chair of the nominating and governance committees of a number of public and private companies. Mr. Modruson’s technology business transformation expertise will be indispensable as Zebra looks to expand and move into new markets.

Zebra Technologies Corporation I 2025 Proxy Statement	15

Proposal 1 Election of Directors

MICHAEL A. SMITH
Lead Independent Director Independent Class II Director (Term Expires 2025) Director since: 1991 Age: 70 Committees: ● Compensation and Culture ● Nominating and Governance

Professional Highlights

●
Fire Vision LLC (Private investment company)
o
Chair and Chief Executive Officer, since 2000
●
NationsBanc Montgomery Securities (Investment bank)
o
Manager, Investment Banking and M&A, 1994 to 1999

Private Company Board Directorships

●
SRAM International Corp. (Bicycle components, design and manufacturing company), since 2011
●
Blue Star Lubrication Tech (Lubricant and metalworking fluids company), 2006 to 2017

Other Professional Experience and Community Involvement

●
Board Leadership Fellow, National Association of Corporate Directors
●
NACD Directorship CertifiedTM
●
CERT Certificate in Cyber-Risk Oversight Program, Carnegie Mellon Software Engineering Institute

Director Qualifications

The Board and the Committees on which Mr. Smith serves benefit from his decades of industry experience, his skills in financial services, including his proficiency in complex financial management, capital allocation and financial reporting processes, as well as his substantial knowledge of Zebra. Mr. Smith’s extensive background, including his experience as Chairman and Chief Executive Officer of FireVision LLC and service on other companies’ boards provided him with experience in overseeing the development and implementation of strategic priorities and business transformations, mergers and acquisitions, international business experience, cybersecurity risk management, as well as risk management and compliance oversight. Additionally, the Board, Nominating and Governance Committee and Compensation and Culture Committee benefit from Mr. Smith’s substantial corporate governance and executive compensation experience, including his CERT certificate in Cyber-Risk Oversight from Carnegie Mellon’s Software Engineering Institute, experience overseeing development plans for CEO and senior management, CEO performance evaluations, and CEO succession, conducting board and committee effectiveness assessments, reviewing board and committee composition and leadership, leading board transformation and refreshment, achieving NACD Directorship Certification, and engaging with investors.

16	Zebra Technologies Corporation I 2025 Proxy Statement

Proposal 1 Election of Directors

Continuing Directors

WILLIAM J. BURNS
Chief Executive Officer Class III Director (Term Expires 2026) Director since: 2023 Age: 57 Committees: ● None

Professional Highlights

●
Zebra Technologies Corporation
o
Chief Executive Officer, since March 2023
o
Chief Product and Solutions Officer, 2015 to March 2023
●
Embrane, Inc. (Enterprise software company focused on management of virtualized network services)
o
Chief Executive Officer, 2014 to 2015
●
Spirent Communications plc (LSE: SPT) (Telecommunications test and measurement solutions company)
o
Chief Executive Officer, 2008 to 2013
o
Chief Executive Officer, Communications Group, 2004 to 2008

Public Company Board Directorships

●
Oshkosh Corporation (Industrial technology company and manufacturer of purpose-built vehicles and equipment) (NYSE: OSK), since July 2024

Director Qualifications

Mr. Burns has decades of executive experience in Hardware and Software industries serving in various executive and leadership roles. In his prior role as Zebra’s Chief Products & Solutions Officer, Mr. Burns gained meaningful insight into Zebra’s portfolio of products and the markets we serve. In addition, Mr. Burns has extensive management experience in technology innovation, product development, disruptive innovation, new business models and business model extension, and addressing emerging technology trends. Mr. Burns also offers the Board a broad range of skills, including knowledge of public company corporate governance, corporate strategy and planning, international operations, manufacturing, technology and innovation, sales and marketing, and mergers and acquisitions.

Zebra Technologies Corporation I 2025 Proxy Statement	17

Proposal 1 Election of Directors

LINDA M. CONNLY
Independent Class III Director (Term Expires 2026) Director since: 2020 Age: 59 Committees: ● Audit ● Nominating and Governance

Professional Highlights

●
Bain & Company (Management consulting firm)
o
External Advisor, since January 2025
o
Partner, Commercial Excellence, 2020 to 2024
o
Expert Advisor, 2018 to 2020
●
Connly Advisory Group LLC (Personal consulting practice)
o
Chief Executive Officer, since 2018
●
RackSpace Technology, Inc. (NASDAQ: RXT) (Cloud computing company)
o
Interim Executive Vice President and Managing Director, America, 2018 to 2019
●
Dell Technologies (NYSE: DELL) (Data infrastructure provider)
o
Senior Vice President, Operations and Customer Strategy, Infrastructure Solutions Group, 2016 to 2018
●
EMC Corporation (Enterprise data storage company) (acquired by Dell Technologies in 2016)
o
Senior Vice President, Go-to-Market Integration, 2015 to 2016
o
Various leadership roles in sales, marketing and operations, 2000 to 2015

Public Company Board Directorships

●
Carbonite, Inc. (NASDAQ: CARB) (Cloud and hybrid backup solutions provider) (acquired by OpenText Corporation in 2019), 2019

Private Company Board Directorships

●
Presidio, Inc. (Global digital solutions and services provider) (acquired by Clayton Dublier & Rice and BC Partners in April 2024), 2020 to April 2024

Other Professional Experience and Community Involvement

●
Advisor, Wasabi Technologies (Cloud storage solution provider), 2019 to 2020
●
Trustee, Saint Anselm College, 2020 to 2022
●
Board Member, Old Sturbridge Village, 2008 to 2014

Director Qualifications

Ms. Connly is an operating executive, director and consultant with over 25 years of broad cross-functional experience. The Board benefits from Ms. Connly’s deep expertise in revenue acceleration, sales resource optimization, mergers and acquisition integration, and go-to-market and high velocity sales channels. Ms. Connly also has valuable experience in technology and innovation, as well as experience in overseeing the development and implementation of strategic priorities and business transformation from hardware to software solutions. Ms. Connly’s service as a public board member has also provided her with proficiency in corporate governance. Ms. Connly’s extensive background and experience in the technology industry and go to market strategies will be valuable to Zebra as we expand into new markets and solutions.

18	Zebra Technologies Corporation I 2025 Proxy Statement

Proposal 1 Election of Directors

SATISH DHANASEKARAN
Independent Class I Director (Term Expires 2027) Director since: 2023 Age: 52 Committees: ● Compensation and Culture

Professional Highlights

●
Keysight Technologies, Inc. (NYSE: KEYS) (Electronic test and measurement equipment company) (spun off from Agilent Technologies Inc. in 2014)
o
President and Chief Executive Officer, since 2022
o
Chief Operating Officer, 2020 to 2022
o
Senior Vice President and President, Communication Solutions Group, 2017 to 2020
o
General Manager, 2014 to 2017
●
Agilent Technologies Inc. (NYSE: A) (Life sciences company)
o
Various leadership roles in business development, 2006 to 2014

Other Professional Experience and Community Involvement

●
Sponsor, Keysight’s participation on the United States Federal Communications Commission Technological Advisory Committee
●
Member, NextG Alliance

Director Qualifications

Mr. Dhanasekaran has decades of experience in communications technology and electronic design and test industries and provides value to our Board by being a strategic thinker with an affinity for innovation. The Board benefits from his proven experience transforming organizations to “outside in” industry design through active participation in industry consortiums and engagement with in-house technology teams. In addition, Mr. Dhanasekaran has gained experience in leading and developing innovative culture and attracting and retaining technology talent, mergers and acquisitions, integration, as well as international business while serving as an executive and in other leadership roles.

Zebra Technologies Corporation I 2025 Proxy Statement	19

Proposal 1 Election of Directors

ANDERS GUSTAFSSON
Executive Chair Class III Director (Term Expires 2026) Director since: 2007 Age: 64 Committees: ● None

Professional Highlights

●
Zebra Technologies Corporation
o
Chief Executive Officer, 2007 to March 2023
●
Spirent Communications plc (Automated network testing solutions provider)
o
Chief Executive Officer, 2004 to 2007
●
Tellabs, Inc. (Networking solutions provider)
o
Senior Executive Vice President Global Business Operations, 2004
o
Various other executive roles, 2000 to 2004

Public Company Board Directorships

●
NetApp Inc. (Data infrastructure company) (NASDAQ: NTAP), since November 2023
●
International Paper Company (Pulp and paper company) (NYSE: IP), since 2019
●
Dycom Industries Inc. (Specialty telecommunications contracting services provider) (NYSE: DY), 2013 to 2020

Director Qualifications

Mr. Gustafsson has extensive executive-level experience, bringing to the Board a broad range of skills, including leadership of complex organizations, corporate strategy and planning, financial controls and accounting, corporate finance, international operations, manufacturing, sales and marketing and mergers and acquisitions. In addition, Mr. Gustafsson has gained meaningful experience in technology and innovation, including product development, disruptive innovation, new business models, cybersecurity, and technology trends. While serving as a director on public company boards, Mr. Gustafsson has gained proficiency in risk management and compliance oversight, corporate governance as well as environmental, sustainability and public policy. The Board benefits from Mr. Gustafsson’s deep knowledge of Zebra’s business and industry.

20	Zebra Technologies Corporation I 2025 Proxy Statement

Proposal 1 Election of Directors

ROSS W. MANIRE
Independent Class I Director (Term Expires 2027) Director since: 2003 Age: 73 Committees: ● Audit (Chair) (Financial Expert) ● Nominating and Governance

Professional Highlights

●
ExteNet Systems, Inc. (Wireless networking company)
o
President and Chief Executive Officer, 2002 to 2018
●
Flextronics International, Ltd. (Electronics manufacturer)
o
President, Enclosure Systems Division, 2000 to 2002
●
Chatham Technologies Inc. (Electronic enclosure manufacturer) (Acquired by Flextronics International Ltd. in 2000)
o
President and Chief Executive Officer, 1999 to 2000
●
US Robotics (Computer modems and related products company)
o
Various executive roles, 1991 to 1998
●
Ernst & Young LLP (Professional services partnership)
o
Partner, Entrepreneurial Service Group, 1984 to 1989

Public and/or Investment Company Board Directorships

●
Andersons, Inc. (Agribusiness) (NASDAQ: ANDE), since 2008
●
Columbia Capital (Private investment company), since 2019

Private Company Board Directorships

●
Hellen Systems, Inc. (Positioning, navigating, and timing technology company), since 2022
●
Quicket Solutions, Inc. (Cloud-based workflow automation company), since 2021
●
Vivacity LLC (Telecommunications company), since 2019

Director Qualifications

Mr. Manire brings over 30 years of business management, finance and leadership to the Board. His extensive background and experience as an executive officer and as a public company board member provide him with a vast skill set including experience in mergers and acquisitions, international business, marketing and sales, technology and innovation, cybersecurity risk management, as well as corporate governance. Mr. Manire’s robust financial and accounting experience facilitates the Board’s oversight of Zebra’s accounting, internal control and auditing functions and activities. In addition, his outsourced manufacturing experience provides him with important expertise with respect to Zebra’s use of contract manufacturers. The Board benefits from Mr. Manire’s telecommunications industry experience and his appreciation for the challenges facing the Company’s operations due to his broad business, operational, accounting and financial knowledge and experience.

Zebra Technologies Corporation I 2025 Proxy Statement	21

Proposal 1 Election of Directors

KENNETH B. MILLER
Independent Class I Director (Term Expires 2027) Age: 54 Director Since: 2024 Committees: ● Audit (Financial Expert) ● Compensation and Culture

Professional Highlights

●
Juniper Networks, Inc. (AI networking and cloud computing company)
o
Executive Vice President and Chief Financial Officer, since 2016
o
Various accounting and financial leadership roles, 1999 to 2016
●
Ernst & Young LLP (Professional services partnership)
o
Various accounting and financial leadership roles, 1993 to 1999

Other Professional Experience and Community Involvement

●
Member, CFO Leadership Council
●
Speaker, Santa Clara University School of Business
●
2022 Nominee, Bay Area CFO of the Year

Director Qualifications

Mr. Miller brings over 30 years of public company financial acumen to the Board. He also brings experience in international business, technology and innovation, mergers and acquisitions and associated integrations, strategic planning, corporate governance, enterprise risk management, and cybersecurity. Mr. Miller’s public company financial acumen, as well as his experience serving as an external auditor, will also bolster the Board’s oversight of Zebra’s accounting, internal control and auditing functions and activities.

22	Zebra Technologies Corporation I 2025 Proxy Statement

Proposal 1 Election of Directors

JANICE M. ROBERTS
Independent Class III Director (Term Expires 2026) Director since: 2013 Age: 69 Committees: ● Compensation and Culture (Chair)

Professional Highlights

●
Benhamou Global Ventures LLC (Venture capital firm)
o
Partner and Advisory Partner on various funds, 2014 to present
●
Mayfield Fund (Venture capital firm)
o
Managing Director, 2000 to 2013
●
3Com Corporation (Digital electronics manufacturer)
o
Various global executive roles, including President of Palm Computing, 1992 to 2000
●
BICC.DataNetworks Ltd. (Networking and Communications company)
o
Managing Director, 1990 to 1992

Public Company Board Directorships

●
NETGEAR, Inc. (Computer networking company) (Nasdaq: NTGR), since 2019
●
Zynga Inc. (Social game developer company) (NASDAQ: ZNGA), 2017 to 2022
●
RealNetworks, Inc. (Digital media, mobile messaging content and streaming services) (NASDAQ: RNWK), 2010 to 2020
●
ARM Holdings Plc (Semiconductor and software company), 2011 to 2016

Private Company Board Directorships

●
Totango Inc. (Enterprise customer success software platform), since 2022
●
Uneeq Ltd. (AI-centric digital human solutions), since 2022
●
VIVIDQ Ltd (Holographic display technology) since 2023
●
Good Samaritan Hospital, San Jose (HCA Healthcare) Member of Board of Trustees, January 2024 to present

Director Qualifications

Ms. Roberts has almost four decades of global technology operating and venture capital experience, including over 30 years in Silicon Valley. She has held executive roles in Europe and the US, including marketing, sales, business development, mergers, acquisitions and general management, all with global responsibilities. Ms. Roberts is entrepreneurial, product and customer-centric with expertise across multiple product areas and sectors including networking, communications and mobile solutions, software, services, semiconductors and applications, spanning enterprise, small business, service providers and consumer markets. She has a proven track record of success, leadership, execution and innovation in diverse organizations, environments, industries and cultures. Ms. Roberts currently balances a diverse board portfolio of technology growth companies with early stage investing in innovative new businesses. This is particularly relevant to Zebra as it continues to transition to more digital, software and service and intelligent automation business opportunities. Ms. Roberts also has considerable board governance experience and capabilities with public, private and non-profit organizations in North America, Europe and Asia; especially relating to strategy, M&A and compensation (developing significant new executive programs) and team development. She has worked across all committees in her career, having served as chair of the compensation committee, lead independent director and on audit, compensation, special litigation and strategy committees.

Zebra Technologies Corporation I 2025 Proxy Statement	23

Proposal 1 Election of Directors

Board Composition

Zebra’s Board of Directors is composed of ten highly qualified directors whose experience, skillsets and tenure complement their fellow directors to create a balanced Board with a range of viewpoints and deep expertise. In addition to the personal characteristics that the Nominating and Governance Committee believes are necessary for all directors, which are described in Selecting Nominees for the Board on page 25, the below Director Skills matrix highlights certain skillsets of our director nominees and continuing directors that the Nominating and Governance Committee believes are necessary for the Board to effectively provide oversight and support management’s execution of our long-term strategic goals. The director nominees and continuing directors have a variety of skills developed through a wide range of executive and professional experience as well as advisory experience or educational training. The Nominating and Governance Committee does not assign specific weights to any of these skillsets, nor does the Director Skills matrix reflect all of the attributes possessed by any one director or the Board as a whole.

Skill	BURNS	CONNLY	CONNORS	DHANASEKARAN	GUSTAFSSON	MANIRE	MILLER	MODRUSON	ROBERTS	SMITH

Accounting or Financial Reporting: Leadership of a financial firm or management of the finance or accounting function of an enterprise; or executive officer level experience in financial management, reporting or financial planning and analysis processes.

Cybersecurity: Experience overseeing cybersecurity programs risk, including, incident response plans and information security and data-privacy protections or; proficiency in cybersecurity risks and risk-mitigation.

International Business: Experience as a current or former director, partner or senior officer of a business with substantial global operations.

Marketing and Sales: Experience in business-to-business and business-to-government marketing and sales, multiple go-to-market models, distributive channel programs, services and/or business development.

Mergers and Acquisitions: Experience evaluating and executing strategic transactions and acquisition integrations.
Public Company Board and Corporate Governance: Experience as a current or former director or knowledge of relevant corporate governance issues and policies.
Risk Management: Experience in evaluating, assessing and overseeing risk management and compliance processes and procedures.
Senior Leadership: Experience as a current or former CEO, president, C-Suite Officer, or current or former director, partner or executive officer of a complex business or business unit.

Strategic Planning and Business Transformation: Experience in developing and executing strategic plans to encourage innovation and growth or overseeing the development and implementation of strategic priorities and business transformation.

Technology and Innovation: Experience in product, software and solution development, disruptive innovation, research and development, technology trends, or new business models.

Executive and professional experience, including from direct and hands-on executive or managerial leadership with the subject matter or rendering professional services (e.g., consulting, legal, accounting, investment banking / private equity, etc.); or

Advisory experience or educational training, including from board or relevant committee membership (whether at Zebra or at another company, institution, or entity) or formal professional education or certification.

24	Zebra Technologies Corporation I 2025 Proxy Statement

Board Effectiveness

1	Selecting Nominees for the Board	2	Director Onboarding, Development and Evaluations	3	Director Refreshment and Tenure	4	Director Independence and Overboarding	5	Board Structure and Meeting Attendance

1	Selecting Nominees for the Board

Search

The Nominating and Governance Committee relies on several sources to identify potential director candidates, aiming for a Board with diverse backgrounds and qualifications that collectively offer the experience, knowledge and skills needed to fulfill the Board’s responsibilities.

Identify

Candidates must have sound judgment and an even temperament, high ethical standards, a balanced view of board and management roles, and a commitment to Zebra’s business. They should also be independent thinkers, articulate and intelligent.

Evaluate

When recommending director candidates for nomination, the Nominating and Governance Committee evaluates how each candidate’s skills and experience advance Zebra’s strategic objectives and complement the Board’s diverse viewpoints and deep expertise.

Select The Nominating and Governance Committee typically recommends a slate of director nominees for the Annual Meeting for the Board’s approval, at its first quarterly meeting of the year.

How We Find Director Candidates

The Nominating and Governance Committee is responsible for identifying candidates who are qualified to serve as directors and for recommending nominees to the Board. The Nominating and Governance Committee relies on several sources to identify director candidates, including referrals from current Board members and management, suggestions from stockholders, individual self-nominations, search firms, and organizations that develop board-ready candidates.

Consideration of director candidates involves a robust diligence process, including a series of internal discussions, review of the candidates’ qualifications and interviews with promising candidates. Candidates from all sources are evaluated in the same way and are subject to the same standards.

What We Look for in Director Candidates

The Board of Directors is committed to ensuring that it is comprised of directors who collectively provide a breadth of experience, knowledge and skillsets to represent the interests of stockholders. The Nominating and Governance Committee establishes and periodically reviews the criteria for Board membership. Candidates must exhibit certain required characteristics, such as: sound judgment and an even temperament; high ethical standards; and a healthy view of the relative responsibilities of Board members and management. In addition, Board members should be independent thinkers, articulate and intelligent, and be able to commit sufficient time and attention to Zebra’s business. The Nominating and Governance Committee has identified several skillsets that it believes are necessary for the Board to effectively provide oversight and support management’s execution of our long-term strategic goals, which are discussed in Board Composition on page 24. The Nominating and Governance Committee will also take into account the independence of a director candidate. The Nominating and Governance Committee continues to monitor and identify new key considerations in evaluating which additional skills and experiences may benefit the business as Zebra and market practices evolve.

Zebra Technologies Corporation I 2025 Proxy Statement	25

Board Effectiveness

Nomination of Current Directors

Each year the Nominating and Governance Committee reviews the performance of current directors. When deciding whether to nominate a current director for re-election, the Nominating and Governance Committee will confirm that the director meets the characteristics described above, but also will consider certain additional relevant information, such as whether the director:

●	represents all stockholder interests in deliberations before the Board and its committees,
●	attends meetings regularly,
●	keeps abreast of Zebra’s business and strategy, and the industry in general,
●	prepares effectively for meetings with Board members and senior management,
●	communicates effectively at Board and committee meetings and with senior management,
●	supports the deliberative process as a team member (e.g., is courteous, respectful and constructive),
●	challenges the Board and senior management to set and achieve goals, and
●	possesses special characteristics that contribute to effectiveness as a Board member.

Other Considerations

The Nominating and Governance Committee seeks to have a Board composed of directors with diverse backgrounds and qualifications that create a mix of experience, knowledge and skillsets that will allow the Board to fulfill its responsibilities. The Board believes that a variety of points of view contributes to a more effective decision-making process. When nominating directors for election or re-election by stockholders, the Board and Nominating and Governance Committee focus on how the experience and skillset of each nominee advance the Company’s strategic objectives and complement those of fellow nominees and members of the Board to create a balanced Board with different viewpoints and deep expertise. The Board does not endorse a mandatory retirement age, term limits or automatic re-nomination to serve as a director.

2	Director Onboarding, Development and Evaluations

The Nominating and Governance Committee oversees the onboarding of new directors, continuing director education, and annual self-evaluations.

Director Onboarding Process

Zebra provides robust orientation and on-boarding to new directors designed to familiarize them with Zebra and our culture, industry, strategy and operations, including talent development philosophy and approach; financial statements, internal controls and related policies; corporate governance practices; as well as the roles and responsibilities of a director and of the Board generally. Zebra’s orientation program includes meetings with the Company’s management, invitations to attend the meetings of each of the Board’s committees and comprehensive background materials.

Director Development Resources

Zebra also values and strongly encourages continuing director education. Zebra provides its directors with various forms of training, education and business-specific learning opportunities throughout the year, including Company site visits and site visits to major customers, as appropriate; briefings on business updates; and presentations to the Board and its committees on Zebra’s business (including specific updates on our products, solutions and services), industry and governance trends, regulatory developments and best practices. We regularly provide the Board and its committees with other educational materials on topics relevant to Zebra. Directors are also strongly encouraged to attend additional continuing education programs designed to enhance the performance of individual directors and the Board as a whole. Zebra reimburses the costs of continuing director education programs provided by third parties.

Annual Self-Evaluations

The Board believes that its evaluations at the Board, Committee and individual-director level, are the most effective means of determining whether the Board and its committees are operating effectively and whether a director should continue to serve in that capacity. Under the direction of the Nominating and Governance Committee, the Board and the committees of the Board conduct annual self-evaluations. In addition, under the direction of the Nominating and Governance Committee, the Chair coordinates annual self-evaluations of the individual directors of the Board.

26	Zebra Technologies Corporation I 2025 Proxy Statement

Board Effectiveness

PREPARE SELF-EVALUATION

On an annual basis, the Nominating and Governance Committee reports to the Board any recommended changes to the Board’s annual self-evaluation process. In 2024, the assessment was facilitated through an independent third-party, Sidley Austin LLP.

Each committee reviewed the fulfillment of its responsibilities under its charter and each committee member completed a review regarding the effectiveness of each committee on which they serve. Each director also completed an annual self-assessment questionnaire for the Board of Directors.

INDIVIDUAL INTERVIEWS

In 2024, Sidley Austin provided a questionnaire to each director along with certain members of management regarding board effectiveness and performance and then intereviewed each such individual. Topics of discussion included but were not limited to: board culture; composition and leadership; meeting and information processes; relationships with management; agenda priorities; committees; and individual director contributions.

REPORTING TO THE NGC AND BOARD

In 2024, Sidley Austin reported the results of the individual and overall board assessments to the full Board of Directors.

The Board also assessed its contribution as a whole and the individual committees’ contributions, as compared to their respective charters. The Board identified areas in which improvements may be made to itself and its committees and action items to implement such improvements.

The Chair, Lead Independent Director and Nominating and Governance Committee Chair determined whether re-nomination of incumbent directors was appropriate based on the results. The Nominating and Governance Committee recommended nominees to the Board of Directors for approval.

IDENTIFY ACTION ITEMS

Upon review of the results of the annual performance assessment and interviews, the Board identified certain focus areas aimed at maximizing its overall effectiveness and stockholder value.

Examples of actions taken in response to the annual process in recent years include:

●
prioritizing board and committee refreshment;
●
utilizing executive sessions at the beginning and the end of each meeting differently;
●
increasing our directors’ exposure to employees below the executive officer level by establishing a process for meetings with these employees on a one-on-one basis outside of Board and committee meetings;
●
improving the meeting materials process, including streamlining management presentations and providing materials on a more timely basis; and
●
refreshing our Board onboarding process.

The Nominating and Governance Committee and the Chair of the Board periodically review the evaluation processes of the Board and its committees as well as the evaluation process of the individual directors. In addition, the directors are encouraged to provide feedback outside of the annual evaluation process.

The results of the 2024 Board and committee self-evaluations and individual director evaluations confirmed the Board’s finding that the Board and its committees are currently operating effectively.

Zebra Technologies Corporation I 2025 Proxy Statement	27

Board Effectiveness

3	Director Refreshment and Tenure

The Board has been focused on ensuring we have a mix of tenure, background and experience on our Board. To that end, the Board has added five new directors since 2020. Currently, fifty percent (50%) of our directors have served less than five years, and our directors have an average tenure of ten (10) years. Each of the five directors that have joined the Board over the past five years have brought additional skills and perspectives and have strengthened the Board’s ability to support and oversee the Company’s long-term strategic objectives.

2020	2022	2023	2023	2024

Linda M. Connly	Nelda J. Connors	William J. Burns	Satish Dhanasekaran	Kenneth B. Miller
Operating executive, director and consultant with over 25 years of broad cross-functional experience	Over 25 years of technical and operating experience in global manufacturing and diversified industrial companies	Over 20 years of executive experience in hardware and software industries	Over 20 years of experience in communications technology and electronic design and test industries	Over 30 years of public company financial and technology industry experience

The Board does not endorse a mandatory retirement age, term limits, or automatic re-nomination to serve as a director. The Board believes that Board and Committee self-evaluation processes, including the Nominating and Governance Committee’s consideration of an incumbent director’s performance when determining nominees for director to recommend to the Board, are the most effective means of determining whether a director should continue to serve in such capacity. The Board continues to monitor evolving board refreshment best practices, including those with respect to director tenure.

28	Zebra Technologies Corporation I 2025 Proxy Statement

Board Effectiveness

4	Director Independence and Overboarding

Under our Corporate Governance Guidelines and Nasdaq listing rules, a majority of our directors must be independent. Under Nasdaq listing rules, a director does not qualify as independent unless the Board affirmatively determines that the director has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In February 2025, the Board determined, that each director, except Anders Gustafsson, the Chair of the Board, and William Burns, our Chief Executive Officer, is independent under Nasdaq listing rules, and that no director other than Messrs. Gustafsson or Burns has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Corporate Governance Guidelines limit the number of other publicly traded for-profit boards on which a non-employee director may serve to four. Employee directors and Executive Officers, including the Chief Executive Officer, may serve on the board of one publicly traded for-profit entity other than Zebra’s Board. Prior to accepting an invitation to serve on another public company’s board, directors must inform and receive approval from the Chair of Zebra’s Board. In approving such board service, the Chair considers whether the director’s service on another public company’s board complies with Zebra’s Corporate Governance Guidelines, creates a conflict of interest, including an interlocking directorate, or whether such board service would otherwise interfere with such director’s service as a director of Zebra. These policies and directors’ compliance therewith are reviewed at least annually and each of Zebra’s 2025 director nominees are compliant with these limitations.

Zebra Technologies Corporation I 2025 Proxy Statement	29

Board Effectiveness

5	Board Structure and Meeting Attendance

Board Leadership Structure

Pursuant to our Corporate Governance Guidelines, the Board annually appoints a Chair of the Board from among its members. This selection is based upon the Board’s assessment of the best governance structure for Zebra and the Board. If the individual appointed to serve as Chair is not an independent director, the independent directors also appoint a Lead Independent Director.

Anders Gustafsson, Zebra’s former CEO, was appointed as Executive Chair of the Board in 2023 to assist with the successful CEO succession and appointment of William Burns. Mr. Gustafsson transitioned from Executive Chair to Chair of the Board after Zebra’s 2024 Annual Meeting. Michael Smith serves as the Board’s Lead Independent Director and has served as an independent director since 1991 as well as our independent Chair of the Board from 2007 to 2023. Mr. Gustafsson created tremendous value for stockholders during his service as CEO and continues to deliver that value to the Board. Mr. Smith provides independent leadership that reflects his historical experience with Zebra and the Board.

The Board believes that this structure is optimal at this time as this arrangement facilitates an environment where the Board closely collaborates with management while ensuring our independent directors can effectively oversee performance and accountability of senior leaders.

In his capacity as Chair of the Board, Mr. Gustafsson’s duties include, but are not limited to, the following:	In his capacity as Lead Independent Director, Mr. Smith’s duties include, but are not limited to, the following:
●
Presiding at all meetings of stockholders and of the Board, including executive sessions of the whole Board
●
Approving Board agenda items, in collaboration with the Lead Independent Director and CEO, and Board and committee meeting schedules as well as monitoring the quality of the information sent to the Board
●
Working with the Lead Independent Director, CEO and Board on the Company’s talent management, which includes succession planning of our Executives and their teams as well as oversight of the CEO’s performance review
●
Working with the Nominating and Governance Committee and Lead Independent Director with respect to oversight of corporate governance matters; assignment of directors to Board committees and assignment of committee chairs; oversight of continuing education for directors; as well as recruitment, selection and orientation of new Board members
●
Working with the Nominating and Governance Committee Chair to coordinate the Board’s, committees’ and individual director’s self-assessments and evaluation
●
Encouraging director participation at meetings and promoting effective communication on developments occurring between Board meetings
●
Acting as a liaison between management and the Board

●
Calling meetings of independent directors, executive sessions, Board meetings and meetings with individual directors and members of management
●
Serving as liaison between independent directors and the Chair of the Board
●
Briefing the CEO on issues arising from executive sessions
●
Collaborating with the Chair of the Board and CEO to review and approve Board agendas and relevant information provided to the Board
●
Leading the independent directors’ evaluation of the Chair of the Board’s and CEO’s effectiveness, including meeting with each independent director and gathering feedback
●
Working with the Nominating and Governance Committee Chair to coordinate the recruitment, selection and orientation of new directors
●
Facilitating discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of the CEO and management succession planning
●
Leading Board meetings when the Chair of the Board is not present and providing feedback to the Chair of the Board and management from any meetings of independent directors, when appropriate
●
Presiding at all executive sessions of the independent directors

30	Zebra Technologies Corporation I 2025 Proxy Statement

Board Effectiveness

Committees of the Board

Our business is managed under the direction of our Board of Directors, which is kept apprised of Zebra’s business through regular and special meetings of the Board and its committees, written reports and analyses, and discussions with the Chief Executive Officer, management and other employees.

Our Board has three standing committees — the Audit Committee, the Compensation and Culture Committee and the Nominating and Governance Committee — each of which is composed entirely of independent directors. Each of the standing committees operates pursuant to a written charter, which sets forth the committee’s authority, duties and responsibilities. The committees periodically review the adequacy of their respective charters, all of which are available on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

The Audit, Compensation and Culture, and the Nominating and Governance Committees report regularly to the Board regarding their oversight roles, as further described below. Further, the Board oversees risks and opportunities in connection with Zebra’s sustainability initiatives as further discussed in the Sustainability section on page 39.

Audit Committee Members: Ross W. Manire (Chair) Linda M. Connly Nelda J. Connors Kenneth B. Miller Frank B. Modruson Meetings in 2024: 7

The Audit Committee assists the Board with:

●
oversight of the integrity of Zebra’s consolidated annual and quarterly financial statements and earnings releases;
●
oversight of accounting-related regulatory compliance;
●
establishment and periodic review of policies, procedures and practices related to accounting, compliance and ethics, cybersecurity, related-party transactions, and risk management;
●
selection, evaluation, and oversight of Zebra’s independent public accounting firm, including oversight of such firm’s independence, as well as reviewing and approving audit and non-audit related services provided by such firm;
●
oversight of the performance of Zebra’s internal audit function; and
●
other audit-related matters, as needed.

Our Board has determined that each member of the Audit Committee meets the independence requirements under Nasdaq listing rules and federal securities laws, and that Ms. Connors and Messrs. Manire and Miller are “audit committee financial experts” as defined under Securities and Exchange Commission regulations. In addition, as required by Nasdaq listing rules, no member of the Audit Committee has participated in the preparation of financial statements of Zebra or any current subsidiary of Zebra within the past three years.

Compensation and Culture Committee Members: Janice M. Roberts (Chair) Satish Dhanasekaran Kenneth B. Miller Michael A. Smith Meetings in 2024: 5

The Compensation and Culture Committee assists the Board with:

●
oversight of the compensation of the directors and executive officers;
●
oversight of employee benefits and short-term and long-term incentive plans;
●
review and discussion with management of the Compensation Discussion and Analysis;
●
establishment and periodic review of Zebra’s compensation governance policies and practices, including policies and procedures for the grant of equity-based awards and Zebra’s Stock Ownership Guidelines;
●
oversight of Zebra’s total compensation philosophy and Zebra’s performance management and talent management processes;
●
oversight of Zebra’s strategies, policies and procedures relating to employee engagement; and
●
other compensation and culture-related matters of significance, as needed.

Our Board has determined that each member of the Compensation and Culture Committee meets the independence requirements under Nasdaq listing rules and federal securities laws.

The Compensation and Culture Committee has the authority to engage an independent executive compensation consultant. This Committee engaged WTW as its compensation consultant from January 1, 2024 through July 31, 2024; on August 1, 2024, this Committee engaged Frederic W. Cook and Co., Inc. (FW Cook) as its compensation consultant for the remainder of 2024. For more information on FW Cook’s role in determining Zebra’ executive compensation, see Roles of Management, Compensation and Culture Committee, and Independent Compensation Committee on page 50.

Zebra Technologies Corporation I 2025 Proxy Statement	31

Board Effectiveness

Nominating and Governance Committee Members: Frank B. Modruson (Chair) Linda M. Connly Ross W. Manire Michael A. Smith Meetings in 2024: 5

The Nominating and Governance Committee assists the Board with:

●
establishing criteria for Board membership, identifying candidates for nomination or appointment as directors;
●
overseeing the onboarding of new directors and continuing director education;
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oversight of Zebra’s corporate governance practices and policies, including the Board’s Corporate Governance Guidelines;
●
oversight of the functions, size, members, and chairs of the Board’s committees;
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oversight of the annual evaluation of the Board and its committees;
●
review of the independence of our directors; and
●
other corporate governance-related matters of significance, as needed.

The Nominating and Governance Committee has the authority to retain a search firm to identify director candidates and to engage outside legal counsel or other advisors as needed.

Executive Sessions

The Board and its committees regularly meet in executive sessions with and without the Chair of the Board and/or CEO present. No formal action of the Board is taken at executive sessions, although the directors other than CEO may subsequently recommend matters for consideration by the full Board. The directors other than the CEO discuss, among other things, priorities for upcoming sessions, considerations for the Annual Meeting of Stockholders, the performance evaluation of the CEO, the compensation of the CEO and other members of senior management, talent management, development and succession planning, Zebra’s business and its strategic goals and initiatives, risk management, and management’s approaches for achieving Zebra’s long-term strategic goals, including review of merger and acquisition proposals. The directors other than the CEO may also invite guest attendees, such as management, other employees or independent consultants, when appropriate, for the purpose of providing the directors other than the CEO with information or counsel on specific matters.

Board Meeting Attendance

During 2024, our Board met seven (7) times. All directors during 2024 attended at least 75 percent of the total meetings of the Board and the committees on which they served occurring during the period in which they served. Barring unforeseen circumstances, Zebra expects all directors to attend noticed meetings of the Board and the standing committees on which they serve as well as the Annual Meeting of Stockholders. All directors attended the 2024 Annual Meeting of Stockholders.

32	Zebra Technologies Corporation I 2025 Proxy Statement

Corporate Governance

Corporate Governance Policies

Zebra believes that strong corporate governance practices help create long-term value for our stockholders. Our key governance practices, detailed in the Proxy Summary on page 7, and policies, listed below, provide the framework for our corporate governance and assist the Board in fulfilling its duties to stockholders. The Board reviews (and if necessary, updates) the below policies periodically to ensure they reflect sound corporate governance practices. Zebra’s governance documents, including the charters of the Audit, the Compensation and Culture, and the Nominating and Governance Committees, are available on Zebra’s website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

Policy	Description
Corporate Governance Guidelines
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Addresses matters relating to the composition and operations of the Board of Directors and the committees of the Board.
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The Corporate Governance Guidelines are reviewed annually by the Nominating and Governance Committee and were last amended in February 2025. The most recent update clarified the Board’s oversight role in regard to environmental, social and artificial intelligence risks.

Code of Conduct
●
Applies to directors, Executive Officers and all employees, and addresses Company policies and procedures intended to promote ethical and lawful behavior. All employees are required to complete annual compliance training on our Code of Conduct.
●
Our Code of Conduct was last approved by the Board of Directors in November 2024.

Code of Ethics for Senior Financial Officers
●
Applies to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, and addresses matters such as honest and ethical conduct and compliance with laws and regulations, particularly in relation to financial records and periodic reports.
●
Any waiver from the Code of Ethics for Senior Financial Officers and any amendment will be disclosed on the Investor Relations webpage of Zebra’s website.
●
Our Code of Ethics for Senior Financial Officers is reviewed annually by our Audit Committee and was last amended in November 2022.

Related Party Transactions Policy
●
Applies to directors and Executive Officers, and establishes Zebra’s processes for identifying, approving or ratifying, monitoring and disclosing Related Party Transactions. See Related Party Transactions on page 36 for additional information.
●
Our Related Party Transactions Policy was last amended in November 2024. The most recent amendments were to align with peer group best practices and clarify certain definitions.

Interlocking Directorate Policy
●
Applies to directors and Executive Officers, and establishes Zebra’s processes for identifying, approving and monitoring directors’ and Executive Officers’ simultaneous service as a director or Executive Officer at two entities to ensure compliance with anti-trust regulations.
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Our Interlocking Directorate Policy was last amended in November 2024.

Securities Transactions and Confidentiality Policy
●
The Securities Transactions and Confidentiality Policy prohibits our directors, Executive Officers, employees and certain family members from engaging in transactions involving Zebra securities while such individuals are aware of material non-public information. We believe the Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards.
●
The Securities Transactions and Confidentiality Policy also prohibits such individuals from entering into hedging transactions and short sales with respect to Zebra securities, from holding Zebra securities in margin accounts, and from pledging Zebra securities as collateral for a loan.
●
The Securities Transactions and Confidentiality Policy was last updated in February 2025 and combined Zebra’s previous two separate insider trading policies into a single document. The Policy was filed as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Clawback Policies
●
The Clawback Policy, which was adopted in March 2020, applies to Section 16 Officers and provides for the recoupment of equity awards and cash incentive payments in the event of either a financial restatement resulting from executive misconduct or gross negligence, or where executive misconduct results, or could result, in termination for cause, including a willful violation of any material obligation under an employment, confidentiality, non-solicitation, non-competition or any similar type of agreement.
●
Zebra adopted a separate Accounting Restatement Clawback Policy in November 2023 to address securities regulations regarding accounting restatements.

Zebra Technologies Corporation I 2025 Proxy Statement	33

Corporate Governance

Oversight of Risk Management

The goal of our risk-management program is to provide reasonable assurance that a controllable risk will not have a material or significant adverse effect on Zebra.

BOARD OF DIRECTORS

●
The Board oversees risks facing Zebra, including market, strategic, operational, reporting, data security and privacy, and legal and compliance risks, as further discussed below. The Board also oversees environmental and social risks, as further discussed in the Sustainability section on page 39, and Zebra’s use and development of artificial intelligence. The Board’s leadership structure supports its risk oversight function by having separate Chair and Chief Executive Officer roles, a Lead Independent Director, independent Board committees, as well as the committees’ active participation in risk oversight and open communication with management.

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AUDIT COMMITTEE

●
Oversees the Company’s risk management process and receives regular reports from internal audit and management.
●
Oversees risks related to compliance, accounting and financial reporting, internal controls, related party transactions, information technology and cybersecurity.
●
Oversees the management of the internal audit function.
COMPENSATION AND CULTURE COMMITTEE ● Oversees risks related to our compensation policies and practices as well as performance management and talent management processes.

NOMINATING AND
GOVERNANCE COMMITTEE

●
Oversees risks related to the Company’s governance practices as well as the composition of the Board and committees of the Board, director independence, Board performance and refreshment.

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MANAGEMENT

●
Management is responsible for day-to-day risk management activities, including proactively identifying, assessing, prioritizing, managing and mitigating enterprise risks, and the Board, as set forth in our Corporate Governance Guidelines, is responsible for the oversight of risk management. Management keeps the Board informed of the Company’s material risks by providing the Board and its committees, as applicable, with reports pertaining to risk identification, management and mitigation strategies.

The Audit Committee, Compensation and Culture Committee and Nominating and Governance Committee report regularly to the Board regarding their oversight roles, and the Board regularly discusses significant risks facing Zebra. Management evaluates risk from these six distinct but overlapping risk areas:

●	market risks: geo-political, economic environment, competitive landscape, disruptive technologies such as AI, insurance and currency/foreign exchange rates;
●	strategic risks: succession planning, corporate governance, human capital management, mergers and acquisitions, business continuity and strategic vision;
●	operational risks: product & solutions development, procurement, manufacturing, logistics, distribution, sales, service execution, environmental, sustainability and workplace safety;
●	reporting risks: tax, accounting and financial reporting, liquidity, sustainability reporting, and risks surrounding information technology governance, infrastructure and application management;
●	security and privacy risks: cybersecurity, Zebra product and software security, data privacy and physical security; and
●	legal and compliance risks: international trade, anti-bribery, product compliance, intellectual property, international laws and regulations, and litigation.

Management identifies top risks affecting Zebra and assesses these identified risks by looking at the potential impact on the Company, the likelihood of occurrence and level of risk exposure. Management cannot control market risks like general economic conditions or geopolitical tensions, but these risks are evaluated against Zebra’s activities to manage our exposure.

34	Zebra Technologies Corporation I 2025 Proxy Statement

Corporate Governance

Oversight of Cybersecurity and Privacy Risks

Our Board of Directors is responsible for oversight of risks to the Company and is assisted by the Audit Committee in the oversight of cybersecurity risks. Management provides regular updates to the Board regarding the Company’s key cybersecurity activities. In connection with its oversight, the Audit Committee monitors the quality and effectiveness of the Company’s cybersecurity program, including security of its internal information technology systems and its products and solutions, as well as our cybersecurity incident response plan and resources. Management provides quarterly updates to the Audit Committee about cybersecurity threat protection, detection, mitigation and remediation, including the overall status of the Company’s cybersecurity program, results of third-party assessments, and recent cybersecurity threats. In addition, the Audit Committee reviews the Company’s cybersecurity investment methodology to determine whether cybersecurity maturity improvements and risk reductions are being made.

The Company utilizes various tactics for cybersecurity threat protection. Management periodically performs vulnerability assessments, remediates vulnerabilities, reviews logs and access, performs system maintenance, manages network perimeter protection, and implements and manages disaster recovery testing. Further, Zebra relies on its information security management system supported by a comprehensive set of policies that directly align with ISO 27001 and are supported by System and Organization Controls 2 (SOC2) reports and external ISO 27001:2013 certification for certain parts of our business.

Oversight of Risks Arising Out of Zebra’s Compensation Policies and Practices

The Compensation and Culture Committee regularly reviews Zebra’s compensation policies and programs to ensure our compensation design offers performance incentives to employees and executives, while mitigating excessive risk-taking. Our executive compensation program contains various provisions to mitigate against excessive risk-taking, including balancing cash and equity compensation, capping payments under incentive plans, using different financial metrics and stock ownership guidelines. Please refer to the CD&A on page 44 for further details on the design of our executive compensation program.

Based on its review and the analysis provided by its independent compensation consultant, FW Cook, the Compensation and Culture Committee has determined that the risks arising from the Company’s compensation policies and practices for its employees, including executive officers, are not reasonably likely to have a material adverse effect on Zebra.

Executive Performance, Talent Management, and Succession Planning Oversight

Our Board acts as an advisor and counselor to our senior management and monitors their performance. A primary responsibility of our Board is to plan for the succession of the Chief Executive Officer as well as other senior management positions. Management reports regularly to our Board on Zebra’s program for succession and management development, including Zebra’s performance management and talent management processes. Our Board also becomes familiar with potential successors for senior management positions through various means, including, but not limited to, performance evaluations and talent reviews, Board and committee presentations and regular informal meetings. These development and succession planning activities resulted in the successful internal promotion in 2023 of William J. Burns to Chief Executive Officer, Robert Armstrong to Chief Marketing Officer, Richard Hudson to Chief Revenue Officer, and Joseph White to Chief Product and Solutions Officer.

Zebra Technologies Corporation I 2025 Proxy Statement	35

Corporate Governance

Stock Ownership Guidelines

Zebra’s Stock Ownership Guidelines for Executive Officers and non-employee directors impose the following stock ownership requirements:

Covered Participant	Multiple of Pay
Chief Executive Officer	6x annual base salary
Executive Officers	4x annual base salary
Section 16 Officers	3x annual base salary
Non-Employee Directors	5x annual board cash retainer

Non-employee directors and covered executive have five years after becoming subject to the Stock Ownership Guidelines to satisfy the applicable threshold ownership level. Until that ownership requirement is attained, non-employee directors and covered executive must retain 50% of their after-tax shares acquired upon exercise or vesting of an equity award. The Stock Ownership Guidelines are available on our website at http://www.zebra.com under “Investors-Governance-Governance Documents.”

In February 2025, the Compensation and Culture Committee reviewed compliance with the Stock Ownership Guidelines as of December 31, 2024 for all non-employee directors and Executive Officers. Except for Kenneth Miller, who joined the Board in May 2024, each of Zebra’s Executive Officers and non-employee directors satisfied the applicable stock ownership level.

Related Party Transactions

The Related Party Transactions Policy applies to any transaction where Zebra is a participant, the aggregate amount involved may exceed $120,000, and a Related Party has a direct or indirect material interest. For this purpose, a “Related Party” is any director, executive officer, any beneficial owners of five percent or more of Zebra’s voting securities, and their immediate family members, as well as entities in which a related party is a partner or has a 5% or greater beneficial interest. Zebra’s Related Party Transactions Policy is posted on http://www.zebra.com under “Investors-Governance-Governance Documents.”

Our Chief Legal Officer, General Counsel and Corporate Secretary and the Audit Committee administer the Related Party Transactions Policy. Anyone seeking to engage in a potential Related Party Transaction must provide the Chief Legal Officer, General Counsel and Corporate Secretary with all relevant information concerning the transaction. If the Chief Legal Officer, General Counsel and Corporate Secretary determines that a proposed transaction triggers further review under the Related Party Transactions Policy, the Chief Legal Officer, General Counsel and Corporate Secretary will provide all material information regarding the transaction to the Audit Committee to review and approve, ratify or disapprove. If the Audit Committee determines that the approval or ratification of the transaction should be considered by all of the disinterested members of the Board of Directors, disinterested directors would review the transaction and, if appropriate, approve or ratify it by a majority vote of disinterested directors. The Audit Committee will consider all relevant available facts and circumstances, including:

●	the size of the potential transaction and the amount payable to the Related Party;
●	the nature of the Related Party’s interest in the transaction;
●	whether the transaction involves a conflict of interest;
●	whether the transaction was undertaken in the ordinary course of business on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;
●	whether Zebra was notified about the transaction before its commencement, and if not, why pre-approval was not sought and whether subsequent ratification would be detrimental to Zebra;
●	the impact on a director’s independence;
●	the availability of sources for comparable products or services;
●	the benefit to Zebra and its stockholders; and
●	any other information regarding the transaction or Related Party that would be material to investors in light of the circumstances.

Notwithstanding the foregoing, transactions specifically excluded by the Securities and Exchange Commission’s related person transaction disclosure rule are not considered Related Party Transactions under the Related Party Transactions Policy. However, such transactions may require approval under other applicable policies.

36	Zebra Technologies Corporation I 2025 Proxy Statement

Corporate Governance

At the end of each fiscal quarter, Zebra conducts a related party survey that requires each director and executive officer to identify (i) all Related Parties, which includes family members and entities in which such director, executive officer or any family member has an ownership interest or for which such director, executive officer or any family member serves as a director or officer, and (ii) any transactions between Zebra and such Related Parties.

Zebra has employed the son of our Chief People Officer since 2021.  He serves as a Sales Engineer within Zebra’s North America Healthcare group. In 2024, he earned approximately $134,000 in total compensation. The Audit Committee has reviewed and approved this Related Party Transaction.

Compliance Reporting

Zebra maintains a compliance hotline and website to provide a confidential means for employees or other interested individuals to communicate concerns to management or the Board of Directors, including concerns regarding accounting, internal controls or audit matters and compliance with laws, regulations, Company policies or the Code of Conduct. Our Chief Compliance Officer reports regularly to the Audit Committee on our Compliance and Ethics Program, including information about the communications received via the compliance hotline and website.

Communications with the Board

Any stockholder who would like to contact our Board of Directors may do so by writing to our Chief Legal Officer, General Counsel and Corporate Secretary at Three Overlook Point, Lincolnshire, Illinois 60069. Communications received in writing will be distributed to the appropriate members of the Board, depending on the content of the communication received.

Director Compensation

Zebra’s director compensation program is designed to attract and retain highly qualified non-employee directors. The annual compensation for our non-employee directors consists of both cash to compensate directors for their services on the Board of Directors and its committees, and equity to align the interests of our directors with those of our stockholders. Director compensation is approved by the Board based on the recommendations of the Compensation and Culture Committee. In making such recommendations, the Compensation and Culture Committee takes into consideration market data and whether such recommendation aligns with the interests of our stockholders. The Compensation and Culture Committee reviews non-employee director compensation with its independent compensation consultant annually.

In November 2023, the Compensation and Culture Committee reviewed market data on both non-employee director compensation and the financial performance of the peer group as well as general industry data and high-tech industry data for companies similar to Zebra. (For more information on the peer group, see CD&A — Our Compensation Approach, beginning on page 61). The Compensation and Culture Committee also reviewed data regarding the cash compensation awarded to the chairs and members of the Board’s standing committees. Using this data, the Compensation and Culture Committee determined that the 2023 total mix of compensation for the non-employee directors was generally aligned with the peer group and high-tech market medians. Therefore, the Compensation and Culture Committee recommended to the Board and the Board decided to keep our non-employee director compensation the same for 2024.

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Corporate Governance

Elements of Director Compensation

Our non-employee director compensation for 2024 was awarded with a combination of cash and equity, as shown below.

Annual cash retainer	● $90,000 for all non-employee directors
Annual equity retainer	● Target grant date fair value of $220,000 for all non-employee directors ● Awarded in the form of fully-vested common stock
Annual cash retainer for the Chair of the Board and the Lead Independent Director	● $100,000
Annual cash retainer for committee chairs	● $30,000 for the Compensation and Culture Committee chair ● $30,000 for the Audit Committee Chair ● $15,000 for the Nominating and Governance Committee chair
Annual cash retainer for non-chair committee members	● $15,000 for each Compensation and Culture Committee member ● $15,000 for each Audit Committee member ● $10,000 for each Nominating and Governance Committee member
Additional meeting fees
●
$2,000 for each in-person Board meeting in excess of five in-person Board meetings per year
●
$1,000 for each special Board meeting in excess of two special Board meetings per year
●
$1,500 for the chair and $1,000 for other committee members for each in-person committee meeting in excess of five in-person committee meetings per year, with no additional fee for special committee meetings

Non-employee directors may participate in our non-qualified deferred compensation plan and Zebra’s group medical and dental plans, and they are reimbursed for expenses incurred in attending Board and committee meetings. Mr. Burns does not receive additional compensation for his service as a director.

2024 Non-Employee Director Compensation

In May 2024, the Compensation and Culture Committee approved annual equity grants for each of the nine non-employee directors. These awards had a target value of $220,000 and were awarded in the form of 696 shares of fully-vested common stock for each non-employee director with an actual value of $220,284.

The following table provides information regarding the compensation of our non-employee directors for 2024.

	Fees Earned or	Stock	All Other
Name	Paid in Cash ($)	Awards ($)(1)	Compensation ($)	Total ($)
Linda M. Connly	112,456	220,284	—	332,740
Nelda J. Connors	106,000	220,284	—	326,284
Satish Dhanasekaran	106,000	220,284	—	326,284
Anders Gustafsson(2)	123,664	220,284	—	343,948
Richard L. Keyser	46,430	—	—	46,430
Ross W. Manire	131,000	220,284	—	351,284
Kenneth B. Miller	68,788	220,284	—	289,072
Frank B. Modruson	116,000	220,284	—	336,284
Janice M. Roberts	115,684	220,284	—	335,968
Michael A. Smith	221,000	220,284	—	441,284

(1)	The amounts in the table represent the aggregate grant date fair value for these awards computed in accordance with Financial Accounting Standards Codification 718, Compensation — Stock Compensation. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2024, for a discussion of assumptions made in calculating the grant date fair value of these awards.
(2)	Mr. Gustafsson also received $79,998 as an employee of the Company for his service as Executive Chair from January 1, 2024 through May 9, 2024; this amount is not included in the Fees Earned or Paid in Cash.

38	Zebra Technologies Corporation I 2025 Proxy Statement

Corporate Governance

Sustainability

As a responsible corporate citizen, Zebra is committed to a sustainable business that will benefit our stakeholders. We are focused on advancing our efforts across human capital management, climate and resource conservation, with objectives that align with our business model and strategy. Additional information on our sustainability initiatives is available on Zebra’s website at http://www.zebra.com under “Corporate Social Responsibility.” The information included in the links provided are not considered part of this Proxy Statement.

Board and Management Oversight

Our Board of Directors oversees Zebra’s sustainability initiatives, programs, goals, and reporting requirements and practices, including environmental and social risks and impacts. Zebra has established a cross-functional Sustainability Council with executive oversight to advance sustainability program oversight, coordination of goals, and the accuracy and centralization of internal and external reporting, and reports to the Board on a quarterly basis.

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Stockholder Engagement

We maintain a robust stockholder engagement program that incorporates a cross functional team from Investor Relations, the Legal Department and the People Team along with independent directors. In 2024, in response to the lower-than-expected-vote on our executive compensation, we undertook an enhanced engagement effort, led by Janice Roberts, the Chair of our Compensation and Culture Committee, and senior members of management, in response to the lower-than-expected vote on our executive compensation. Stockholder engagement included meetings in two separate periods during the summer and fall / winter. In these meetings, we discussed and received feedback on a range of topics, including executive compensation, governance, business strategy, environmental and social topics. Feedback was shared with our Board and relevant Board committees to inform key responsive actions, particularly on our executive compensation program. For more information on stockholder engagement in the context of our compensation program, see Stockholder Engagement and Responsiveness to 2024 Say-on-Pay Result on page 46.

Specific Topics of Discussion Included:
●
Our 2024 Say-on-Pay result and our key responsive actions
●
Our approach to board refreshment and evaluation of director tenure
●
How the background and skills of our Board of Directors remain aligned with our company strategy and how the Board equips itself to oversee evolving strategic matters relevant to our business and emerging technologies like AI

KEY RESPONSIVE ACTIONS
COMPENSATION	GOVERNANCE
●
Committed to not grant a one-time award outside of extraordinary circumstances
●
Added the dollar values and percentages of the threshold, target and maximum goals for the short-term incentive plan metrics in our proxy statement
●
Enhanced disclosure on the program design and goals to illustrate how this plan retains executives, is aligned with stockholder interests and drives performance
●
Committed to provide enhanced disclosure if severance payments are made associated with involuntary terminations
●
Added new sections in the CD&A on stockholder engagement and the process undertaken by our Board and management team to incorporate feedback into program design and disclosure

●
Engaged an independent third-party to conduct an evaluation of our Board in order to further enhance our Board’s effectiveness
●
Added information to the director skills matrix to indicate how each director’s skills were attained

40	Zebra Technologies Corporation I 2025 Proxy Statement

Proposal 2 Advisory Vote to Approve Compensation of Named Executive Officers

Zebra is seeking your advisory vote to approve the compensation of our NEOs as disclosed in this Proxy Statement in accordance with Section 14A of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission. This is known as a “Say-on-Pay” proposal.

We ask our stockholders to approve the following resolution:

“Resolved, that the compensation of the NEOs of Zebra Technologies Corporation, as disclosed pursuant to Item 402 of Regulation S-K, as described in and including the Executive Summary — Compensation Discussion and Analysis, Compensation Discussion and Analysis (“CD&A”), compensation tables and narrative discussion contained in this Proxy Statement, is approved by the stockholders of Zebra.”

Following several years of strong support of our executive pay programs, our Say-on-Pay vote received 40.2% support from our stockholders. Following this result, we sought to better understand our stockholder perspectives through our Stockholder Engagement program and considered responsive actions to regain the historically strong support for our executive compensation program.

As described in detail in the CD&A, our executive compensation program is designed to attract, retain, motivate, develop and reward our NEOs, who are critical to driving the success of our corporate strategy. Under this program, our NEOs are rewarded for the achievement of specific annual, long-term and strategic goals, corporate and individual goals, and the realization of increased stockholder value.

Our Board of Directors and Compensation and Culture Committee value the opinions of our stockholders and will consider the results of the vote, as appropriate, in making future decisions regarding the compensation of our NEOs. This vote is advisory, and therefore not binding on Zebra, our Compensation and Culture Committee or our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Letter to Stockholders from the Compensation and Culture Committee

Dear Fellow Stockholders:

Thank you for your continued investment in Zebra Technologies. Our strong results this past year reflect the team’s excellent execution, supported by continuing recovery in demand and a well-executed long-term succession planning process with Bill Burns completing his first full year as CEO. Zebra is well positioned to benefit from industry transformation to digitize and automate workflows with our portfolio of innovative solutions.

Our Committee, and the Board, believe in the importance of refreshment and new perspectives. After having served as a member of the Committee, effective as of last year’s annual meeting, I was appointed Committee Chair. In February 2025, we welcomed our fellow director Ken Miller, who serves as Executive Vice President and CFO of Juniper Networks, to the Committee. This past year, we also initiated a review of our independent compensation consultant which resulted in a change to Frederic W. Cook & Co., Inc. (“FW Cook”).

This Committee establishes compensation programs to support the company strategy. We believe in paying for performance and structuring our executive compensation program to align pay with stockholders’ long-term interests. Our programs balance profitability and growth with the ability to attract, retain and develop our talent. In doing so, the Committee seeks to set incentives that motivate our global workforce to drive the Company’s achievement of its short and long-term strategic goals and reward long-term value creation for stockholders.

Robust Stockholder Engagement and Responsive Actions to Address Stockholder Feedback

We have traditionally earned strong support for our compensation program and have a history of being responsive to our stockholders’ feedback. We undertook a thoughtful process to engage with stockholders, identify their concerns and take responsive action to address feedback heard. Furthermore, we will continue to consider the perspectives of our stockholders as our business and compensation programs evolve.

After the 2024 Annual Meeting, I led the Company on an enhanced stockholder engagement effort with senior members of management to better understand stockholders’ votes. We engaged with our stockholders during two separate periods, in the summer and fall / winter. In total, we reached out to stockholders holding 65% of our outstanding stock and met with those holding 48% of our outstanding stock. I led meetings with stockholders representing 35% of our outstanding stock. This effort included meeting some of our stockholders more than once.

During engagement discussions, the vast majority of stockholders expressed support for the structure of the compensation program and its alignment with company strategy and long-term value creation. In seeking to determine the rationale for the 2024 Say-on-Pay vote, a common theme we heard was opposition to the one-time equity award to our former Executive Chair. We also received questions regarding the potential for future one-time awards. In response, based on this and other feedback shared by stockholders and in alignment with our business and compensation strategy and consultation with our new independent compensation consulting firm, the Committee determined to:

●
Commit to not grant a one-time award outside of extraordinary circumstances
●
Enhance disclosure around the threshold, target and maximum goals for the metrics used in our short-term incentive plan
●
Enhance disclosure on alignment of our long-term incentive plan design with stockholder interests
●
Commit to provide greater clarity when severance payments are made for involuntary terminations

We are confident that the Committee’s actions to address stockholder concerns are aligned with company strategy and incentivize long-term stockholder value creation. Further details relating to the scope of our engagement, feedback, and our responsive actions are included under Stockholder Engagement and Response to 2024 Say-on-Pay within the Compensation Discussion & Analysis.

On behalf of the Zebra Board and Compensation and Culture Committee, we thank you and appreciate your continued support and investment in Zebra.

Sincerely,

Janice M. Roberts

Chair of the Compensation and Culture Committee

JANICE ROBERTS

Chair of the Compensation and Culture Committee

“We undertook a thoughtful process to engage with stockholders, identify their concerns and take responsive action to address feedback heard. Furthermore, we will continue to consider the perspectives of our stockholders as our business and compensation programs evolve.”

42	Zebra Technologies Corporation I 2025 Proxy Statement

Compensation and Culture Committee Report

The Compensation and Culture Committee has reviewed and discussed with management the CD&A set forth below. Based on that review and discussion, the Compensation and Culture Committee has recommended to Zebra’s Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2024.

Compensation and Culture Committee Janice M. Roberts, Chair Satish Dhanasekaran Kenneth B. Miller Michael A. Smith

Zebra Technologies Corporation I 2025 Proxy Statement	43

Compensation Discussion and Analysis

Our Named Executive Officers

Throughout this Compensation Discussion and Analysis and elsewhere in this Proxy Statement, we refer to this group of individuals as the “Named Executive Officers” or “NEOs.” The titles shown below reflect the position of each NEO as of December 31, 2024.

WILLIAM BURNS	NATHAN WINTERS	JOSEPH WHITE	CRISTEN KOGL	JEFFREY SCHMITZ
Chief Executive Officer	Chief Financial Officer	Chief Product and Solutions Officer	Chief Legal Officer, General Counsel and Corporate Secretary	Chief People Officer

Executive Summary – Compensation Discussion and Analysis

Our CD&A focuses on the following:

44	Zebra Technologies Corporation I 2025 Proxy Statement

Compensation Discussion and Analysis

2024 Business Highlights and Performance

$4.98 Billion	$120 Million	~350 Patents
in Annual Sales (8.7% growth) with $13.52 non-GAAP earnings per diluted share (38%growth)	In annualized net expense savings completed to drive restructuring plans	and patent applications added, bringing our portfolio total to ~7,150 patents and patent applications

Named a Top Workplace	$563 Million R&D
Amongst several employer accolades in 2024, Zebra was named #51 on Fast Company’s list of Best Workplaces for Innovators

We continued to invest in innovation to extend our industry leadership

Examples of our progress include:

●
Next generation RFID capabilities in mobile computers and scanners
●
AI-based machine vision offerings
●
Self-service kiosk solutions
●
GenAI agents for retailers
●
Eco-friendly products

Zebra Technologies Corporation I 2025 Proxy Statement	45

Compensation Discussion and Analysis

Stockholder Engagement and Responsiveness to 2024 Say-on-Pay Result

At the 2024 Annual Meeting, the Say-on-Pay vote received 40.2% support from our stockholders. Following the 2024 Annual Meeting, our Compensation and Culture Committee (referenced as “Committee” throughout this CD&A) determined that it was necessary to better understand the perspectives of our stockholders and consider responsive action that will enable us to regain the historically strong support for our executive compensation program. Senior members of our management team and Janice Roberts, the Committee Chair, undertook a multi-phase engagement effort to capture feedback and implement appropriate responses to the Say-on-Pay vote.

May – Jun 2024 Post Annual Meeting

Post Annual Meeting

Following our Say-on-Pay vote, the Committee and the Nominating and Governance Committee considered the results, carefully reviewed stockholder feedback and put in place a plan for an expanded engagement effort to determine stockholders’ rationale for adverse votes.

Jul – Aug 2024 Summer Engagement and Consideration of Feedback

Summer Engagement and Consideration of Feedback

Our new Committee Chair, Janice Roberts, and senior members of our management team conducted a summer “listening tour” of meetings with stockholders representing approximately 20% of our stock outstanding. All meetings were with stockholders who had not supported our Say-on-Pay proposal at the 2024 Annual Meeting. During these meetings, our stockholders:

●
Conveyed concern with the magnitude, vesting period and performance criteria of the one-time equity grant to the former Executive Chair and noted preference for a commitment limiting future one-time awards
●
Discussed preference for enhanced disclosure of quantitative targets in the short-term incentive plan
●
Provided feedback on our performance-based equity awards and related disclosure
●
Requested clarity and transparency regarding any future severance payments for involuntary terminations

46	Zebra Technologies Corporation I 2025 Proxy Statement

Compensation Discussion and Analysis

Oct 2024 – Jan 2025 Fall / Winter Engagement

Fall / Winter Engagement

In the fall we invited stockholders representing 65% of stock outstanding to engage. Senior members of our management team, joined by our Committee Chair at select meetings, conducted outreach meetings with investors representing approximately 48% of our stock outstanding. During these meetings, our stockholders generally:

●
Expressed support for our core compensation program, including our commitment to pay for performance
●
Emphasized the importance of transparency around our short and long-term program metrics and performance as well as disclosure around our stockholder engagement efforts in our 2025 Proxy Statement
●
Provided positive feedback on the compensation program disclosure changes under consideration, particularly around our proposed commitment to limit future one-time awards outside of extraordinary circumstances

Feb – Mar 2025 Board Responds to Stockholder Feedback

Board Responds to Stockholder Feedback

In February 2025, the Committee and the Nominating and Governance Committee carefully reviewed the stockholder feedback received from our engagement efforts following the 2024 Annual Meeting. The Committee noted that stockholders generally expressed strong support for the structure and design of our core compensation program. As a result, the Committee concluded that a change to our core compensation program metrics and weightings would not be necessary. However, in consideration of feedback heard in these meetings regarding one-time awards, as well as feedback heard regarding severance payments and disclosure of our short- and long-term compensation programs, and in alignment with our compensation strategy, the Committee made a series of commitments and enhancements to our compensation disclosure.

Zebra Technologies Corporation I 2025 Proxy Statement	47

Compensation Discussion and Analysis

Board Actions in Response to 2024 Say-on-Pay Feedback

The Committee conducted an in-depth review of the stockholder feedback provided in 2024 to develop an appropriate response to the 2024 Say-on-Pay vote as described in the table below.

WHAT WE HEARD FROM STOCKHOLDERS	WHAT WE DID
Expressed concern with the one-time equity grant to the former Executive Chair and noted preference for no future one-time awards	Committed to not grant a one-time award outside of extraordinary circumstances
Requested greater disclosure regarding the quantitative targets in the short-term incentive plan	Added the dollar values and percentages of the threshold, target and maximum goals for the short-term incentive plan metrics in our proxy statement
Discussed ways to provide additional insight around the structure of our long-term incentive program	Enhanced disclosure on the program design and goals to illustrate how this plan retains executives, is aligned with stockholder interests and drives performance
Requested clarity and transparency around severance payments for involuntary terminations	Committed to provide enhanced disclosure if severance payments are made associated with involuntary terminations
Requested clearer disclosure on feedback from stockholder engagement and how these discussions shape responsive actions	Added new sections in the CD&A on stockholder engagement and the process undertaken by our Board and management team to incorporate feedback into program design and disclosure

48	Zebra Technologies Corporation I 2025 Proxy Statement

Compensation Discussion and Analysis

Overview of Our Executive Compensation Program

Compensation Governance Practices

The Committee believes that the current structure of our compensation program adequately aligns compensation with stockholders’ long-term interests, balancing profitability, growth and the ability to attract, retain and motivate talent.

Zebra’s compensation philosophy includes the following objectives:

●	Provide market competitive programs to attract, retain and motivate top talent needed to successfully execute our business strategy;
●	Provide consistent pay practices while creating an effective link between pay and performance;
●	Link a meaningful percentage of an executive’s compensation to Company performance and strategy, with a balance between short-term and long-term performance;
●	Promote sound governance and reinforce Zebra’s values to attain Company results while managing risks; and
●	Robust stock ownership guidelines that align executives with long-term interests of stockholders.

WHAT WE DO	WHAT WE DON’T DO
A significant portion of executive pay is at-risk because it is based on performance and ultimately may not be earned	We expressly forbid option and stock appreciation rights repricing without stockholder approval
We align compensation with stockholder interests by linking incentive compensation to Zebra’s overall performance	We expressly forbid exchanges of underwater options or stock appreciation rights for cash
We review competitive compensation data, responsibilities of the role, tenure, and experience in setting target NEO compensation	We do not provide excessive perquisites

  We have robust Stock Ownership Guidelines for our Executive Officers and directors, who must retain at least 50% of vested equity awards or exercisable stock appreciation rights until Guidelines are met

We do not guarantee salary increases or non-performance-based bonuses
We maintain caps on performance-based annual and long-term incentive payouts	Our Securities Transactions and Confidentiality Policy expressly prohibits hedging, pledging and short selling Zebra securities
We consider, and attempt to mitigate, risk in our compensation program	We do not provide one-time awards outside of extraordinary circumstances
We use an independent compensation consultant	We do not offer excise tax gross-ups
We have “double-trigger” accelerated vesting of equity awards, which requires both a change in control and an involuntary termination
We conduct an annual talent management review, including succession planning
Our Clawback Policy covers recoupment of time-based and performance-based equity-based incentive compensation (vested or unvested)

Zebra Technologies Corporation I 2025 Proxy Statement	49

Compensation Discussion and Analysis

Roles of Management, Compensation and Culture Committee, and Independent Compensation Consultant

Role of Management
●
CEO makes recommendations to the Committee for other NEO’s compensation considering market practices and data, individual and company performance, and the independent compensation consultant’s guidance.

Role of Our Compensation and Culture Committee
●
The Committee named a new Chair, Janice Roberts, and added a new member, Ken Miller, since the 2024 Annual Meeting.
●
The Committee consists entirely of independent directors, none of whom have ever been employed by Zebra.
●
The Committee oversees Zebra’s compensation and benefit programs, particularly as those programs apply to our NEOs and non-employee directors.
●
The Committee makes final decisions regarding all aspects of compensation for our NEOs other than the CEO.
●
The Committee recommends a compensation package and the related performance targets for the CEO for final approval by the Board.

Role of the Independent Compensation Consultant
●
In 2024, the Committee initiated a review of our independent compensation consultant.
●
Following a comprehensive review, the Committee engaged FW Cook effective in August 2024. Prior to that, Willis Towers Watson plc (“WTW”) was our independent compensation consultant.
●
Our consultant provides an independent perspective on our compensation program, competitive peer group and executive compensation data, analysis and guidance to support the Committee.
●
The Committee annually assesses our consultant’s independence pursuant to relevant Securities and Exchange Commission and Nasdaq rules. To that end, the Committee reviewed the independence of WTW and FW Cook and concluded that no conflict of interest existed that would prevent either of these consultants from providing independent advice.

50	Zebra Technologies Corporation I 2025 Proxy Statement

Compensation Discussion and Analysis

Compensation Components

Our executive compensation program includes three primary components: base salary, annual incentives and long-term equity incentives. Each component serves a particular purpose, so each is considered independently, but the three components combined provide a holistic total executive compensation approach. The Committee does not follow a pre-established formula to allocate total compensation among the various pay components.

Below is the mix of target pay for our NEOs. Fixed compensation represented 8% of target pay for the CEO and 15% of target pay for the NEOs. Therefore, 92% and 85% of target pay was at-risk for our CEO and NEOs, respectively.

To establish the compensation of the NEOs for 2024, the Committee and Mr. Burns (who made recommendations regarding NEOs other than himself) through the independent compensation consultant, conducted a benchmark analysis of each component of compensation (base salary, annual incentive, and long-term equity incentives) utilizing our peer group, technology industry and broad-based industry compensation survey data. The result of this analysis creates a total target compensation range. Target compensation for each NEO is set within that range based upon a variety of factors including, among others, the responsibilities of the role within the Company, tenure, and experience.

Actual compensation earned varies based upon the attainment of financial and individual performance goals. We align pay with performance, paying above target when Zebra surpasses target performance goals or an NEO’s individual performance exceeds expectations.

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Compensation Discussion and Analysis

The following table describes the purpose of each compensation component and how that component is related to our pay-for-performance approach and budget.

		Element	Description	Link to Strategy and Performance	Target Compensation Mix
					CEO	Other NEOs
FIXED	SHORT-TERM	BASE SALARY	• Provides base compensation that is predictable and market competitive • Reflects the scope and complexity of NEOs’ roles and responsibilities	• Rewards current contributions to the Company • Attracts and retains high-level talent
AT-RISK		ANNUAL CASH INCENTIVE AWARDS
•
Paid out in cash after 1-year performance period
•
Committee sets goals for each metric at the beginning of the performance period
•
Earned (or not) based on performance of Adjusted EBITDA (50%), Net Sales (30%) and Enterprise Asset Intelligence (“EAI”) Index performance (20%) goals
•
Payout based on achievement against goals and approved by the Committee
• Provides opportunity for near-term cash bonus based on the achievement of short term strategic corporate objectives
	LONG-TERM	TIME-VESTED RESTRICTED STOCK UNITS [40% of target equity value]	• Value is tied to Company performance and stock price • Vests ratably over three years	• Part of balanced equity program to reinforce retention
PERFORMANCE-VESTED RESTRICTED STOCK UNITS [60% of target equity value]
•
Paid out in stock after 3-year performance period
•
Committee sets a cumulative 3- year goal and three annual goals at the beginning of the performance period
•
Earned (or not) based on results against performance targets for Sales CAGR (50%), adjusted EBITDA margin (30%) and FCF conversion (20%)
•
Value is tied to Company performance and stock price
•
Payout based on achievement against goals and approved by the Committee
• Provides incentive to achieve key objectives intended to maximize stockholder value • Links achievement of strategic corporate objectives, which are intended to drive long term growth

52	Zebra Technologies Corporation I 2025 Proxy Statement

Compensation Discussion and Analysis

2024 Pay for Performance Outcomes

Our Pay Outcomes Reflected the Team’s Strong Efforts to Return to Growth in 2024 Over a Challenging 3-Year Period
Annual Cash Incentive	Performance-Vested Restricted Stock Awards
175.3% Payout	20% of Target Vesting
No individual adjustments were applied in 2024, and financial performance resulted in payments of 175.3% of target for all NEOs	Performance-vested restricted stock, with a performance period ending on December 31, 2024, was earned at 20% of target

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Compensation Discussion and Analysis

Annual Cash Compensation in 2024

2024 Base Salaries

When considering base salary, the Committee reviews competitive compensation data, responsibilities of the role tenure, and experience. There were no changes to NEO salaries for 2024.

Our NEOs’ annual base salaries appear in the following table:

Named Executive Officer	2024 Salary	Percentage Change
William Burns	$1,000,000	0%
Nathan Winters	$625,000	0%
Joseph White	$550,000	0%
Cristen Kogl	$600,000	0%
Jeffrey Schmitz	$530,000	0%

2024 Annual Cash Incentive Awards

Target Awards

The 2024 Zebra Incentive Plan (“ZIP”) provides for an annual cash incentive award based on the achievement of pre-determined financial performance goals. All NEOs participated in the 2024 ZIP.

For each NEO, the Committee (or, in the case of Mr. Burns, the Board) establishes a target annual incentive award, which is set as a percentage of base salary. The Committee discussed each NEO’s performance with Mr. Burns and compared each NEO’s target annual incentive — both the percentage of base salary and the absolute dollar amount — to the market. There were no changes to the ZIP targets in 2024.

The 2024 target annual and maximum incentive percentages for NEOs were established as follows:

	2024 ZIP Target	2024 Potential Maximum Payout
Named Executive Officer	(As a % of Base Salary)	(As a % of Base Salary)
William Burns	135%	270%
Nathan Winters	100%	200%
Joseph White	100%	200%
Cristen Kogl	80%	160%
Jeffrey Schmitz	80%	160%

54	Zebra Technologies Corporation I 2025 Proxy Statement

Compensation Discussion and Analysis

Annual Cash Incentive Plan Performance Metrics

Our 2024 ZIP incentivizes and rewards for achievements against full-year financial goals.

Consolidated Net Sales (30%)	+	Adjusted EBITDA (50%)	+	EAI Index Performance (20%)	=	Total ZIP Performance Percentage

Awards are subject to an overall maximum of 200% of target bonus

For the 2024 ZIP, the Compensation and Culture Committee selected the three financial performance metrics:

1	2024 Net Sales ● Defined as consolidated Net Sales before adjustments for purchase accounting ● Encourages annual sales growth and is measured in dollars	2	2024 Adjusted EBITDA ● Defined as EBITDA and other income/expense, adjusted to remove equity-based compensation expense, adjustments for purchase accounting and certain non-recurring charges ● Measures generation of absolute adjusted EBITDA	3

2024 EAI Index

●
Defined as a measure of Zebra’s sales of EAI offerings and is based on sales of specific EAI-related solutions
●
Focuses NEOs on Zebra’s long-term strategic goal of driving our EAI vision and securing our market position

The consolidated net sales, Adjusted EBITDA and EAI Index metrics were selected to encourage a focus on profitable sales growth. These metrics balance both short and long-term decisions, focusing our NEOs on maintaining profitability in our core business while expanding into new markets.

The Committee set the following threshold, target and maximum performance goals for each metric based on the 2024 business plan. Failure to achieve threshold for a metric will result in a 0% payout for that metric.

2024 Financial Performance Results and Payout Percentage

The percentage and actual dollar value of Zebra’s threshold, target and maximum performance goals for the three ZIP metrics and the corresponding funding for the NEOs are shown below.

Performance Goal	Performance Threshold	Performance Target	Performance Maximum
Net Sales	92.5%	100.0%	105.0% or more
Adjusted EBITDA	80.0%	100.0%	112.5% or more
EAI Index	75.0%	100.0%	115.0% or more
Associated payout	50%	100%	200%

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Compensation Discussion and Analysis

	Performance	Performance	Performance	Actual
	Threshold	Target	Maximum	Performance	Payout
Performance Goal	(50% of target payout)	(100% of target payout)	(200% of target payout)	Achievement	Percentage

Net Sales				$4,981.1 million, or 105.5% of target	200%

Adjusted EBITDA				$1,047.0 million, or 113.8% of target	200%

EAI Index				$440.7 million, or 88.1% of target	76.3%

The performance on these individual metrics is converted to a percentage as follows:

(Annual Net Sales Performance x 30%)	+	(Annual Adjusted EBITDA Performance x 50%)	+	(Annual EAI Index Performance x 20%)	=	Total ZIP Performance Percentage

Applying this formula to Zebra’s actual performance results in a ZIP payout for 2024 of 175.3% of target for our NEOs, as shown below:

(200% x 30%)	+	(200% x 50%)	+	(76.3% x 20%)	=	175.3%

Performance Management Process and Individual Adjustments

The actual amount earned by each NEO is based on the final ZIP performance percentage previously shown and can be modified by the Board (for Mr. Burns) or the Committee (for the other NEOs) based on performance against individual goals. No adjustments were made to the NEOs’ ZIP payout in 2024.

Based on the performance and payout calculations shown above, the NEOs received the following annual cash incentive payments for 2024:

2024 Annual Cash Incentive Awards for the NEOs

	Target Bonus	ZIP Performance	Actual
Named Executive Officer	Opportunity	Percentage	Award
William Burns	$1,350,002	175.3%	$2,366,554
Nathan Winters	$625,000	175.3%	$1,095,624
Joseph White	$549,995	175.3%	$964,141
Cristen Kogl	$479,999	175.3%	$841,439
Jeffrey Schmitz	$424,001	175.3%	$743,273

56	Zebra Technologies Corporation I 2025 Proxy Statement

Compensation Discussion and Analysis

2024 Long-Term Equity Incentive Awards

Form of Awards

The Committee believes it is important that our NEOs are motivated to create stockholder value over a long-term horizon. To that end, Zebra granted two forms of long-term equity to the NEOs:

1.	Time-vested restricted stock units (“RSUs”), which vest ratably over three years; and
2.	Performance-vested restricted stock units (“PVRSUs”), which are earned (or not) based on results of three financial measures during a three-year performance period and cliff vests three years after grant.

Our annual Long-Term Incentive (“LTI”) program for the NEOs is divided as follows (consistent with prior years):

2024 LTI Awards

Each year the Committee reviews the allocation of awards among the equity vehicles to ensure alignment with Zebra’s stockholders and to reflect current market practices. No changes were made to awards in 2024.

Target Awards

The Committee, with the independent consultant’s advice, makes a recommendation of a LTI award for the CEO to the Board. After reviewing market data, and based on 2023 performance, the Committee recommended, and the Board approved, that Mr. Burns’ LTI award value be consistent with what he was granted in 2023.

The Committee sets LTI values for the NEOs other than the CEO. In March 2024, the Committee reviewed market data when considering LTI values for the NEOs. Based on that data, and Zebra’s 2023 performance, the CEO recommended, and the Committee approved, maintaining 2023 compensation levels for 2024, with the exception of Mr. White’s LTI award, which was increased to be more competitive with market following his first year of service as the Chief Product & Solutions Officer.

The 2024 LTI awards granted to the NEOs were effective May 2, 2024. When calculating the number of shares of PVRSUs and RSUs, the actual number of units was set by dividing the value of the LTI award for each vehicle by the closing price of our common stock on the day prior to the grant date.

The following table shows the grant date fair value of LTI awards for each NEO in 2024, and the number of PVRSUs and RSUs granted.

	Total Value of	Shares of Time-Vested	Target Shares of Performance-
Named Executive Officer	LTI Award	Restricted Stock	Vested Restricted Stock
William Burns	$10,000,000	12,943	19,415
Nathan Winters	$3,750,000	4,854	7,281
Joseph White	$2,875,000	3,722	5,582
Cristen Kogl	$2,250,000	2,913	4,369
Jeffrey Schmitz	$2,000,000	2,589	3,883

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Compensation Discussion and Analysis

Time-Vested Restricted Stock Units Granted in 2024

To provide a significant long-term perspective and retention incentive, the Committee determined that the time-vested restricted stock granted in 2024 to the NEOs will vest one-third on each of the first three anniversaries of the grant date. For more information regarding our NEOs’ time-vested restricted stock that vested in 2024, see Options and Stock Appreciation Rights Exercised and Stock Vested in 2024 on page 68.

Performance-Vested Restricted Stock Units Granted in 2024

The overarching intent of the PVRSU program is to focus NEOs on achieving, and exceeding, performance of selected 3-year metrics. On May 2, 2024, 60% of the NEOs’ LTI award was granted in the form of PVRSUs. These awards will vest on May 2, 2027, based on performance of the following metrics through a three-year period ending in 2026:

●	compound average growth (“CAGR”) in net sales (weighted 50%),
●	Adjusted EBITDA margin (weighted 30%), and
●	Free Cash Flow (“FCF”) Conversion (weighted 20%).

These specific metrics are tied to long-term profitable growth and cash generation over three years. We believe these metrics are key drivers of our business, align leaders with stockholders, and that strong performance against these metrics will create stockholder value.

●	The net sales CAGR metric incentivizes and rewards leaders for growth of Zebra’s revenue over performance period. Driving sales is directly tied to our long-term strategy of continuing growth into current and new markets.
●	The adjusted EBITDA margin percentage performance goal encourages leaders to focus on long-term profitability that we believe will create value for our stockholders.
o	The adjusted EBITDA margin percentage performance goal differs from the adjusted EBITDA metric used in the ZIP. EBITDA margin measures how profitable we are in generating EBITDA relative to revenue versus the absolute measure of adjusted EBITDA used in the ZIP. Aligning leadership with profitable growth allows us to reinvest in the company.
●	The FCF Conversion metric encourages executives to drive financial discipline and focus on working capital.

These specific metrics are tied to long-term profitable growth and cash generation over three years.

Our PVRSU program also has a retention feature to maintain leaders’ focus in the event of an unexpected market downturn. To incentivize our team to drive growth during these periods of uncertainty, the Committee also approved annual goals for net sales, EBITDA margin and FCF conversion. These goals were set at the time of grant and based on projections to achieve the 3-year goals. In the case where the company experiences market contraction during the 3-year cycle, the entire LTI value can have limited to no perceived value. The annual goals provide for an opportunity to earn a portion of the target award to be paid at the end of the 3-year performance period. This annual feature can never exceed 33.3% of the 3-year target in one year. The absolute maximum payout under the annual goals is capped at 100% and would require each of the three metrics to be achieved in each of the three years during the cycle. We believe this structure ensures that the LTI program remains relevant to executives throughout the performance period and is retentive in nature consistent with the Committee's objectives.

At the end of the 3-year performance period, the number of PVRSUs actually earned is based on performance of the 3-year goals. However, the number of PVRUs earned cannot be less than the total value that was previously earned from the annual goals.

58	Zebra Technologies Corporation I 2025 Proxy Statement

Compensation Discussion and Analysis

How Performance-Vested Restricted Stock Units Are Earned

Cumulative three-year performance target
FY 2024 – 2026
	THRESHOLD 50% of Target	PERFORMANCE TARGET	MAXIMUM 200% of Target
50% of the target number of shares will vest if Zebra achieves the performance target for the 3-year cumulative net sales CAGR over 2023 net sales

30% of the target number of shares will vest if Zebra achieves the 2026 adjusted EBITDA margin performance target

20% of the target number of shares will vest if Zebra achieves the 2024-2026 FCF Conversion performance target

ABOVE TARGET PAYOUTS CAN ONLY BE EARNED BASED ON OVER PERFORMANCE ON THE CUMULATIVE THREE-YEAR GOALS

OR

Three annual performance targets

	FY 2024		FY 2025		FY 2026		TOTAL OPPORTUNITY
Annual performance for net sales CAGR	16.7% of shares Potential annual vest	+	16.7% of shares Potential annual vest	+	16.7% of shares Potential annual vest	=	Up to 50% possible total of the target shares can be earned if goal is achieved in each year

Annual performance for adjusted EBITDA margin	10.0% of shares Potential annual vest	+	10.0% of shares Potential annual vest	+	10.0% of shares Potential annual vest	=	Up to 30% possible total of the target shares can be earned if goal is achieved in each year

Annual performance for adjusted FCF Conversion	6.7% of shares Potential annual vest	+	6.7% of shares Potential annual vest	+	6.7% of shares Potential annual vest	=	Up to 20% possible total of the target shares can be earned if goal is achieved in each year

ANNUAL GOALS CAN ONLY EARN A MAXIMUM OF UP TO 100% OF TARGET

Zebra Technologies Corporation I 2025 Proxy Statement	59

Compensation Discussion and Analysis

Performance-Vested Restricted Stock Units Earned in 2024

PVRSUs with Performance Period ending December 31, 2024

On May 5, 2022, Zebra granted the NEOs performance-vested restricted stock with a three-year performance period ending December 31, 2024. In February 2025, the Committee reviewed performance of the three-year goal for adjusted EBITDA margin and Net Sales Growth. We did not achieve the threshold performance set in early 2022 due to market contraction in 2022 and 2023. However, the annual revenue growth target for 2024 was achieved resulting in a payout of 20% of target. The earned 2022 PVRSUs will vest on May 5, 2025.

The three-year threshold performance targets and actual performance results are set forth below:

	Threshold	Target	Maximum	Actual	Achievement

2022 to 2024 Net Sales 3‑Year Compound Annual Growth Rate (CAGR)	5.0%	6.5%	8.0%	(4.0)%	Below Threshold

2024 adjusted EBITDA margin	24.0%	25.5%	27.0%	21.0%	Below Threshold

The annual goal and actual performance results are set forth below:

	2022	2023	2024
Net Sales CAGR Goal	6.5%	6.5%	6.5%
Actual Performance Achievement	2.6%	(20.7)%	8.7%
Earned	—%	—%	20%

Adjusted EBITDA Margin Goal	23.5%	24.5%	25.5%
Actual Performance Achievement	21.4%	18.0%	21.0%
Earned	—%	—%	—%

Set forth below is the number of shares of performance-vested restricted stock that vested in 2025 for each NEO from their 2022 award.

	Target Number	Number of	Payout
Named Executive Officers	of Shares Granted in 2022	Shares Vested	Percentage
William Burns	4,894	978	20.0%
Nathan Winters	4,078	815	20.0%
Joseph White	1,224	244	20.0%
Cristen Kogl	3,263	652	20.0%
Jeffrey Schmitz	2,447	489	20.0%

60	Zebra Technologies Corporation I 2025 Proxy Statement

Compensation Discussion and Analysis

Our Compensation Approach

In designing and implementing our executive compensation program for 2024, the Committee was guided by peer group market data as well as market data from technology industry surveys and broad-based industry surveys provided by our independent compensation consultant.

How We Establish the Peer Group

In August 2023, the Committee reviewed Zebra’s composition of its peer group to consider whether any adjustments were necessary.

The Committee reviewed the following company-specific information:

●	business model, industry, cost structures and levels of complexity;
●	size of the organization, including in terms of revenue and whether the companies were currently in the S&P 500;
●	whether the proposed peer group member competes with Zebra for talent;
●	stockholder profile (i.e., whether the proposed peer group member is considered a reasonable investment alternative and attracts stockholders with similar risk/return expectations); and
●	whether the proposed peer group member creates products or solutions of a technical nature.

After consultation with its previous independent consultant, WTW, the Committee approved the following changes:

Action	Company	Rationale
Removed	Analog Devices, Inc.	No longer appropriate from a size-perspective due to a material increase in revenue
Removed	Citrix Systems, Inc.	Acquired and no longer a publicly-held entity
Added	Teledyne Technologies, Inc.	Comparable from a size and industry perspective
Added	Cadence Design Systems, inc.	Comparable from a size and industry perspective

Company	Annual Revenue as of Oct. 2023* ($MMs)
Agilent Technologies, Inc.	$6,994
Akamai Technologies, Inc.	$3,661
Autodesk, Inc.	$5,212
Cadence Design Systems, Inc.	$3,800
Ciena Corporation	$4,228
CommScope Holding Company Inc.	$8,619
Insight Enterprises Inc.	$9,710
Juniper Networks, Inc.	$5,665
Keysight Technologies, Inc.	$5,596
KLA Corporation	$10,496
Motorola Solutions, Inc.	$9,654
NCR Corporation	$7,858
NetApp, Inc.	$6,202
Rockwell Automation, Inc.	$8,621
ServiceNow, Inc.	$8,017
Teledyne Technologies Incorporated	$5,589
Teradyne, Inc.	$2,860
Trimble Inc.	$3,650

* Most recently reported trailing 12 months as of October 2023

In October 2023, when the benchmarking analysis was completed for the 2024 compensation peer group, Zebra’s revenues were at the 49th percentile of the peer group.

Zebra Technologies Corporation I 2025 Proxy Statement	61

Compensation Discussion and Analysis

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

The Committee eliminated the use of stock options and stock appreciation rights in 2021 and the Company has not granted these types of awards in the years following 2020. The Company grants LTI awards in the form of time-vested and/or performance-vested restricted stock units. LTI awards are generally made on an annual basis in the first half of the year after the Company has announced its financial results for the prior fiscal year, or at the time of a special event (such as upon hiring or promotion), and are provided under the 2018 Long-Term Incentive Plan. We attempt to grant long-term incentive awards during periods when we do not have material non-public information (“MNPI”) that could impact the Company’s stock price. If the Board or the Committee were to approve such an award during a period in which there was MNPI about the Company, the grant date would be deferred until two full business days following the date of the disclosure of such information. Additionally, the Company does not time the disclosure of MNPI for the purpose of affecting the value of executive compensation.

Clawback Policies

Our NEOs are subject to a clawback policy that allows the Committee, in its discretion, to recoup cash or equity-based incentive awards (whether vested or unvested and whether time-based or performance based) if an employee engages in certain detrimental conduct, including willful misconduct in connection with a financial restatement that has a material adverse effect on the Company. This is in addition to our compliance with current Nasdaq clawback listing standards, which require the mandatory clawback of incentive compensation in the case of financial restatement due to a material non-compliance with financial reporting requirements under the applicable federal securities laws. In addition, our NEOs’ employment agreements contain restrictive covenant provisions that also contain clawback provisions for violation of such covenants.

Hedging and Pledging Prohibitions

Our Securities Transactions and Confidentiality Policy prohibits our NEOs from hedging transactions with respect to Zebra securities. The Securities Transactions and Confidentiality Policy also prohibits these individuals from holding Zebra securities in margin accounts or pledging Zebra securities as collateral for a loan.

Employee Benefits

Zebra’s employee benefits are designed to align with market standards for such programs. Our NEOs are eligible to participate in various benefit programs offered generally to Zebra’s U.S. salaried employees, such as our health plans and group disability and life insurance plans. We provide a 401(k) plan to eligible employees with a Company match, as well as a non-qualified deferred compensation plan for highly compensated employees with no Company contributions. In addition, our NEOs are eligible for an annual executive health screening as well as reimbursement for identity theft protection.

Zebra provides a supplemental executive disability policy to replace the difference between what the group disability policy provides and the 60% earnings replacement cap under the group policy. Zebra pays for this coverage and reimburses covered NEOs to the extent they are taxed on this benefit.

We do not provide our NEOs with any other unique perquisites, benefits, supplemental executive retirement plans or compensation.

Our Executive Officer Employment Agreements

Each of our NEOs have an employment agreement that addresses matters such as compensation and termination of employment and includes confidentiality, non-competition and non-solicitation provisions. We believe that having employment agreements helps us attract and retain effective and high-caliber leaders by providing them a minimum level of total compensation.

The employment agreements provide assurance for NEOs concerned about a potential termination of employment in connection with a change in control. Specifically, we believe the severance amounts reflected under Potential Payments upon Termination of Employment or Change in Control on page 70 are fair and reasonable in order to allow the NEOs to transition from Zebra with minimal disruption to our overall business. Moreover, we believe that, in the event of a change in control, these severance payments will help secure the continued employment and dedication of our NEOs, notwithstanding any concern they may have regarding their own employment.

The components of total compensation reflected in the employment agreements are reviewed annually by the Committee as described in this CD&A. All other provisions of the employment agreements are established when an employee is appointed as an Executive Officer and are reviewed and updated on an as-needed basis.

We believe the confidentiality, non-compete or non-solicitation provisions, where applicable, align with our desire to protect Zebra and our stockholders from negative actions that could be caused by an NEO joining a competitor or otherwise engaging in activities that could result in competitive harm to Zebra or our customers.

62	Zebra Technologies Corporation I 2025 Proxy Statement

Executive Compensation

The following table summarizes the compensation earned by our NEOs for fiscal year 2024, as well as fiscal year 2023 and fiscal 2022 where applicable.

Summary Compensation Table

					Non-Equity
				Stock	Incentive Plan	All Other
Name and		Salary	Bonus	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)
William Burns	2024	1,000,002	—	10,000,240	2,366,554	95,998	13,462,794
Chief Executive Officer	2023	946,205	—	10,000,537	224,372	88,782	11,259,895
	2022	667,197	—	3,000,000	508,038	56,935	4,232,170
Nathan Winters	2024	625,000	—	3,750,322	1,095,624	30,732	5,501,678
Chief Financial Officer	2023	620,192	—	3,750,318	112,255	30,122	4,512,887
	2022	600,000	—	2,500,000	457,548	29,390	3,586,938
Joseph White	2024	549,995	—	2,875,401	964,141	42,103	4,431,640
Chief Product and Solutions Officer	2023	544,345	—	2,000,382	94,763	29,596	2,669,086
			—
Cristen Kogl	2024	599,999	—	2,250,502	841,439	69,035	3,760,975
Chief Legal Officer,	2023	596,226	—	2,250,243	86,334	59,337	2,992,140
General Counsel and Corporate Secretary	2022	580,381	—	2,000,000	355,919	70,738	3,007,038
Jeffrey Schmitz	2024	530,001	—	2,000,172	743,273	59,395	3,332,841
Chief People Officer	2023	526,662	—	2,000,273	76,261	43,823	2,647,019

(1)

The amounts reflect the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Codification Topic 718. The amounts included in this column include the grant date fair value of time-vested restricted stock units and performance-vested restricted stock units, which is calculated based on the probable satisfaction of the performance conditions for such awards. If the highest level of performance is achieved for the performance-vested restricted stock units granted in 2024, the grant date fair value of such stock awards would be as follows: Mr. Burns — $12,000,412; Mr. Winters — $4,500,386; Mr. White — $3,450,234; Ms. Kogl - $2,700,479; and Mr. Schmitz - $2,400,082; Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of assumptions made in calculating the aggregate grant date fair value of these awards.

(2)	The amounts in this column reflect the annual incentive compensation earned under the Zebra Incentive Plan.
(3)

All other compensation for 2024 consists of 401(k) matching contributions (Mr. Burns — $13,800; Mr. Winters — $13,800; Mr. White – $13,800; Ms. Kogl — $13,800; and Mr. Schmitz – $13,800); life insurance premiums (Mr. Burns — $1,080; Mr. Winters — $1,013; Mr. White – $891; Ms. Kogl — $972; and Mr. Schmitz – $859); Zebra paid executive long-term disability insurance premiums (Mr. Burns — $24,736; Mr. Winters — $8,748; Mr. White – $10,348; Ms. Kogl — $13,075; and Mr. Schmitz – $13,061); a tax reimbursement in connection with income recognized for long-term disability premiums paid by Zebra (Mr. Burns — $25,798; Mr. Winters — $6,957; Mr. White – $5,166; Ms. Kogl — $10,399; and Mr. Schmitz – $5,413); executive health screenings paid for by Zebra (Mr. Burns — $14,971; Mr. White – $7,936; Ms. Kogl — $16,934; and Mr. Schmitz – $17,035); a tax reimbursement in connection with the executive health screenings paid by Zebra (Mr. Burns — $15,613; Mr. White – $3,962; Ms. Kogl — $13,468; and Mr. Schmitz – $8,923); reimbursement for identify theft protection paid by Zebra (Mr. Winters — $119; Ms. Kogl — $215; and Mr. Schmitz – $215); and a tax reimbursement for identity theft protection paid by Zebra (Mr. Winters — $95; Ms. Kogl — $171; and Mr. Schmitz – $89).

Zebra Technologies Corporation I 2025 Proxy Statement	63

Executive Compensation

Grants of Plan-Based Awards in 2024

		Estimated Future Payouts			Estimated Future Payouts			All Other	Grant
		Under Non-Equity Incentive			Under Equity Incentive			Stock	Date Fair
		Plan Awards(1)			Plan Awards(2)			Awards:	Value of
								Number	Stock
								of	and
								Shares of	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	($)(4)
William Burns		135,000	1,350,002	2,700,004
	5/2/2024							12,943	4,000,034
	5/2/2024				1,301	19,415	38,830		6,000,206
Nathan Winters		62,500	625,000	1,249,999
	5/2/2024							4,854	1,500,129
	5/2/2024				488	7,281	14,562		2,250,193
Joseph White		55,000	549,995	1,099,990
	5/2/2024							3,722	1,150,284
	5/2/2024				374	5,582	11,164		1,725,117
Cristen Kogl		48,000	479,999	959,999
	5/2/2024							2,913	900,263
	5/2/2024				293	4,369	8,738		1,350,239
Jeffery Schmitz		42,400	424,001	848,002
	5/2/2024							2,589	800,130
	5/2/2024				260	3,883	7,766		1,200,041
(1)	These amounts represent the threshold, target and maximum potential earnings under the 2024 Zebra Incentive Plan. The actual amounts earned in respect of 2024 are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. Please see 2024 Annual Cash Incentive Awards starting on page 54 for further discussion of the 2024 Zebra Incentive Plan.
(2)	These amounts represent the threshold, target and maximum number of shares of performance-vested restricted stock granted under Zebra’s 2018 Long-Term Incentive Plan on May 2, 2024. These awards are scheduled to vest on May 2, 2027 (having a three-year performance period ending on December 31, 2026). Please see 2024 Long-Term Equity Incentive Awards starting on page 57 for further discussion of Zebra’s long-term equity incentive plan and the Potential Payments upon Termination of Employment or Change in Control starting on page 70 for further discussion of vesting terms upon certain termination events.
(3)	Represents shares of time-vested restricted stock granted under Zebra’s 2018 Long-Term Incentive Plan on May 2, 2024. These awards vest one-third on each of the first three anniversaries of the grant date. Please see 2024 Long-Term Equity Incentive Awards starting on page 57 for further discussion of Zebra’s long-term equity incentive plan and the Potential Payments upon Termination of Employment or Change in Control starting on page 70 for further discussion of vesting terms upon certain termination events.
(4)	The amounts included in this column were determined in accordance with Financial Accounting Standards Codification Topic 718, Compensation — Stock Compensation and, in the case of performance-vested restricted stock, are calculated based on the probable satisfaction of the performance conditions. Please see Note 15, “Share-Based Compensation,” of Zebra’s consolidated financial statements included in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of assumptions made in calculating the aggregate grant date fair value of these awards.

64	Zebra Technologies Corporation I 2025 Proxy Statement

Executive Compensation

Outstanding Equity Awards at 2024 Fiscal Year-End

	Option/SAR Awards					Stock Awards
									Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive			Number		Plan	Market or
			Plan			of	Market	Awards:	Payout
	Number of	Number of	Awards:			Shares	Value of	Number of	Value
	Securities	Securities	Number of			or Units	Shares	Unearned	of Unearned
	Underlying	Underlying	Securities			of Stock	or Units	Shares,	Shares, Units
	Unexercised	Unexercised	Underlying			That	of Stock	Units or	or Other
	Options/	Options/	Unexercised	Option		Have	That	Other Rights	Rights That
	SARs	SARs	Unearned	Exercise	Option	Not	Have Not	That Have	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)(1)	(#)	($)(1)
William Burns
5/10/2018	5,463			149.57	5/10/2025
5/02/2019	4,364			205.12	5/2/2026
4/30/2020	3,901			244.97	4/30/2027
5/05/2022(2)						1,038	400,896
5/05/2022(3)						978	377,723
3/01/2023(2)						6,509	2,513,906
5/04/2023(4)								9,672	3,735,520
5/04/2023(4)								17,409	6,723,704
5/02/2024(2)						12,745	4,922,374
5/02/2024(5)								19,415	7,498,461
Nathan Winters
5/10/2018	552			149.57	5/10/2025
5/02/2019	315			205.12	5/2/2026
4/30/2020	578			244.97	4/30/2027
5/05/2022(2)						907	350,302
5/05/2022(3)						815	314,769
5/04/2023(2)						3,869	1,494,285
5/04/2023(4)								8,705	3,362,045
5/02/2024(2)						4,854	1,874,712
5/02/2024(5)								7,281	2,812,068

Zebra Technologies Corporation I 2025 Proxy Statement	65

Executive Compensation

	Option/SAR Awards					Stock Awards
									Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive			Number		Plan	Market or
			Plan			of	Market	Awards:	Payout
	Number of	Number of	Awards:			Shares	Value of	Number of	Value
	Securities	Securities	Number of			or Units	Shares	Unearned	of Unearned
	Underlying	Underlying	Securities			of Stock	or Units	Shares,	Shares, Units
	Unexercised	Unexercised	Underlying			That	of Stock	Units or	or Other
	Options/	Options/	Unexercised	Option		Have	That	Other Rights	Rights That
	SARs	SARs	Unearned	Exercise	Option	Not	Have Not	That Have	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)(1)	(#)	($)(1)
Joseph White
5/10/2018	841			149.57	5/10/2025
5/02/2019	935			205.12	5/2/2026
4/30/2020	1,260			244.97	4/30/2027
5/05/2022(2)						260	100,417
5/05/2022(3)						244	94,238
3/01/2023(2)						1,740	672,023
5/04/2023(4)								4,643	1,793,219
5/02/2024(2)						3,671	1,417,814
5/02/2024(5)								5,582	2,155,880
Cristen Kogl
5/02/2019	2,260			205.12	5/2/2026
4/30/2020	2,454			244.97	4/30/2027
5/05/2022(2)						695	268,423
5/05/2022(3)						652	251,815
5/04/2023 (2)						2,274	878,264
5/04/2023(4)								5,223	2,017,227
5/02/2024(2)						2,873	1,109,610
5/02/2024(5)								4,369	1,687,395

66	Zebra Technologies Corporation I 2025 Proxy Statement

Executive Compensation

	Option/SAR Awards					Stock Awards
									Equity
								Equity	Incentive
			Equity					Incentive	Plan Awards:
			Incentive			Number		Plan	Market or
			Plan			of	Market	Awards:	Payout
	Number of	Number of	Awards:			Shares	Value of	Number of	Value
	Securities	Securities	Number of			or Units	Shares	Unearned	of Unearned
	Underlying	Underlying	Securities			of Stock	or Units	Shares,	Shares, Units
	Unexercised	Unexercised	Underlying			That	of Stock	Units or	or Other
	Options/	Options/	Unexercised	Option		Have	That	Other Rights	Rights That
	SARs	SARs	Unearned	Exercise	Option	Not	Have Not	That Have	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)(1)	(#)	($)(1)
Jeffrey Schmitz
5/02/2019	874			205.12	5/2/2026
4/30/2020	1,180			244.97	4/30/2027
5/05/2022(2)						521	201,221
5/05/2022(3)						489	188,862
5/04/2023 (2)						2,022	780,937
5/04/2023(4)								4,643	1,793,219
5/02/2024(2)						2,554	986,406
5/02/2024(5)								3,883	1,499,692
(1)	The market value is based on the $386.22 closing price of our common stock on The Nasdaq Stock Market on December 31, 2024.
(2)	These restricted stock awards vest pro rata over three years after the grant date.
(3)	Represents the number of restricted shares that will vest on May 5, 2025, based upon achievement towards the net sales and EBTIDA margin goals during the 2022-2024 performance cycle as discussed on page 60.
(4)	Represents the number of restricted shares that would vest on May 4, 2026, based upon achievement of target performance of the net sales CAGR, EBITDA margin percentage and free cash flow conversion goals established for the 2023-2025 performance cycle. The maximum number of restricted shares that may vest based upon maximum achievement of all three metrics is as follows: Mr. Burns (both awards combined) — 54,162 shares; Mr. Winters — 17,410 shares; Mr. White — 9,286 shares; Ms. Kogl — 10,446 shares; and Mr. Schmitz — 9,286 shares.
(5)	Represents the number of restricted shares that would vest on May 2, 2027, based upon achievement of target performance of the net sales CAGR, EBITDA margin percentage and free cash flow conversion goals established for the 2024-2026 performance cycle. The maximum number of restricted shares that may vest based upon maximum achievement of all three metrics is as follows: Mr. Burns — 38,830 shares; Mr. Winters — 14,562 shares; Mr. White — 11,164 shares; Ms. Kogl — 8,738 shares; and Mr. Schmitz — 7,766 shares. See “Grants of Plan-Based Awards in 2024” table on page 64 and footnote 2 to that table for a more detailed description of these awards.

Zebra Technologies Corporation I 2025 Proxy Statement	67

Executive Compensation

Options and Stock Appreciation Rights Exercised and Stock Vested in 2024

The table below sets forth information with respect to stock options and stock appreciation rights exercised by the NEOs during 2024 and awards of time-vested and performance-vested restricted stock that vested in 2024.

	Options/SARS Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on	on Exercise	Acquired on Vesting	on Vesting
Name	Exercise (#)	($)(1)	(#)	($)(2)
William Burns	7,709	1,699,295	6,407	1,966,947
Nathan Winters	-	-	3,915	1,201,247
Joseph White	922	158,805	1,778	545,920
Cristen Kogl	3,243	718,377	3,013	951,302
Jeffrey Schmitz	563	132,986	2,371	748,729
(1)	Value calculated as the difference between the market price of the underlying securities on the date of exercise and the exercise or base price of the exercised stock appreciation rights.
(2)	Value calculated as the sum of the value of performance-vested restricted stock and time-vested restricted stock that vested in 2024.

68	Zebra Technologies Corporation I 2025 Proxy Statement

Executive Compensation

Non-Qualified Deferred Compensation

Pursuant to Zebra’s non-qualified deferred compensation plan, an NEO may defer, on a pre-tax basis, up to 50% of his or her base salary and annual incentive award. Deferred compensation balances are credited with gains or losses that mirror the performance of benchmark investment funds selected by the participant under the plan. All credited amounts are unfunded general obligations of Zebra, and participants have no greater rights to payment than any unsecured general creditor of Zebra.

The value of a participant’s account is based upon the performance of a participant’s selected benchmark investment funds. Account balances are paid either in a lump sum or in annual installments. Zebra’s non-qualified deferred compensation plan permits payment upon, among other things, a termination of employment or a change in control of Zebra. Zebra does not make contributions to the plan but pays the costs of administration.

The table below sets forth information regarding the NEOs’ participation in Zebra’s non-qualified deferred compensation plan in 2024.

	Executive	Registrant	Aggregate	Aggregate	Aggregate Balance
	Contributions in	Contributions in	Earnings	Withdrawals/	at Last Fiscal
	Last Fiscal Year	Last Fiscal Year	in Last Fiscal	Distributions	Year-End
Name	($)(1)	($)	Year ($)(2)	($)	($)
William Burns	61,219	—	103,695	—	801,281
Nathan Winters	—	—	—	—	—
Joseph White	—	—	—	—	—
Cristen Kogl	64,317	—	73,601	—	803,021
Jeffrey Schmitz	79,500	—	70,067	—	626,164
(1)	The amount(s) reported in this column are included in the Summary Compensation Table under the “Salary” and “Non-Equity Incentive Plan Compensation” columns.
(2)	The amount(s) reported in this column are not included in the Summary Compensation Table.

The table below shows the funds available under Zebra’s non-qualified deferred compensation plan and the 2024 rates of return.

Fund Name	2024 Rate of Return (%)
AF New Perspective R6	17.16%
AmerFundsEuroPacificGr R6	5.04
Baird Core Plus Bnd Instl	2.54
Boston Trust SMID Cap Fd	10.17
Federal Money Mkt Fund	5.23
FTSE Social Index Inst	26.01
HarborLCValFdRetirementCl	7.49
Inst Tot Bd Mkt Ix Tr	1.29
Inst Tot Intl St Mt Ix Tr	5.25
Instl 500 Index Trust	25.01
Instl Ext Market Idx Tr	16.94
PIM Infl Rsp MltiAst Inst	5.49
Retire Savings Trust III	2.55
Target Retire 2020 Tr I	7.78
Target Retire 2025 Tr I	9.48
Target Retire 2030 Tr I	10.65
Target Retire 2035 Tr I	11.74
Target Retire 2040 Tr I	12.83
Target Retire 2045 Tr I	13.84
Target Retire 2050 Tr I	14.67
Target Retire 2055 Tr I	14.65
Target Retire 2060 Tr I	14.65
Target Retire 2065 Tr I	14.65
Target Retire 2070 Tr I	14.66
Target Retire Income Tr I	6.62
Tgt Ret Inc & Grow TrI	9.19
TRowe Inst LargeCapGrowth	30.99

Zebra Technologies Corporation I 2025 Proxy Statement	69

Executive Compensation

Potential Payments upon Termination of Employment or Change in Control

General

Our NEOs’ employment agreements, equity award agreements and Zebra’s compensation and benefit plans provide for compensation payments and benefits upon certain termination triggering events. The information below describes those instances in which our NEOs would be entitled to payments following a termination of employment and/or upon a change in control of Zebra.

Employment Agreements

Zebra has employment agreements with each of the NEOs. Mr. Burns’ employment agreement is substantially the same as the agreements of Ms. Kogl and Messrs. Schmitz, White and Winters, except where described below. Under their employment agreements each NEO is bound by non-competition and non-solicitation provisions until one year following termination as well as confidentiality covenants during and after employment.

Zebra’s Annual Incentive Plan and Equity Award Agreements

NEOs are eligible to earn annual incentive awards under Zebra’s annual incentive plan, and are eligible to earn time-vested restricted stock and performance-vested restricted stock under their equity award agreements. Eligibility to receive incentive-based compensation is determined in the sole discretion of the Compensation and Culture Committee for Ms. Kogl and Messrs. Schmitz, White and Winters, and the Board for Mr. Burns. Mr. Burns’ equity award agreements for awards granted while he is CEO are the same as the equity award agreements for other NEOs. All NEOs participated in the 2024 Zebra Incentive Plan. Please note, the Company has not granted new stock appreciation rights since 2020, and none of our NEOs had unvested stock appreciation rights at the end of 2024 that would qualify for accelerated vesting upon a termination event discussed herein.

Under Zebra’s equity award agreements, each NEO is bound by non-competition and non-solicitation provisions until one year following termination. Each NEO has agreed to confidentiality covenants during and after employment. Pursuant to our Clawback Policy, which applies to all Section 16 Officers, the Company may recoup incentive compensation under Zebra’s annual incentive plan or equity-based incentive compensation awards where: (i) the Company is required to prepare an accounting restatement resulting from executive misconduct or gross negligence, or (ii) an executive’s misconduct results, or could result, in termination for cause, including a violation of any material obligation under an employment, confidentiality, non-solicitation, non-competition or any similar type agreement. Under the Company’s Accounting Restatement Clawback Policy, the Company must also recoup erroneously awarded incentive based compensation from Executive Officers when an accounting restatement is required, regardless of the Executive Officer’s misconduct.

Payments Upon Retirement or Voluntary Resignation

Under Zebra’s annual incentive plan, a participant that is eligible for retirement may be paid any earned incentive award amount in the event of termination by reason of retirement, but not voluntary resignation. Ms. Kogl and Messrs. Burns, Schmitz and White were eligible for retirement under the 2024 Zebra Incentive Plan. Mr. Winters was not retirement eligible. Ms. Kogl and Messrs. Burns, Schmitz and White meet the “Rule of 65” as it applies to stock awards granted in 2022, 2023 and 2024. The Rule of 65 means the sum of the Executive Officer’s age (in years) and years of continuous service with the Company (including its predecessors) equals or exceeds 65, provided that the Executive Officer must meet both a minimum age of 55 and a minimum of five years of continuous service.

Ms. Kogl and Messrs. Burns, Schmitz and White’s time-vested restricted stock granted in 2022, 2023 and 2024 provide that upon termination of employment by reason of retirement meeting the Rule of 65, these stock awards will continue to vest for 12 months or, if earlier, the next anniversary of the grant date. They would also receive pro rata portions of their 2022, 2023 and 2024 performance-vested restricted stock grants to be paid at the end of the three-year performance period, with the number of shares of performance-vested restricted stock equal to the greater of what has been earned under the (1) annual goals or (2) the performance goals for the three-year performance period.

Payments Upon Death or Disability

All NEOs’ are entitled to the same payment treatment in the event of termination of employment by death or disability. Under Zebra’s annual incentive plan, in the event of termination of employment by reason of death or disability, participants are entitled to any earned incentive award amount that they would have otherwise received. NEOs are also entitled to the full

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vesting of any unvested portion of their 2022, 2023 and 2024 time-vested restricted stock grants. In addition, if terminated on December 31, 2024 under such circumstances, the 2022, 2023 and 2024 performance-vested restricted stock grants would fully vest immediately, with the number of shares of performance-vested restricted stock equal to the greater of what has been earned under the (1) annual goals or (2) the performance goals for the three-year performance period.

Payments Upon Involuntary Termination Without Cause or by Officer for Good Reason

Under our NEOs’ employment agreements, “Cause” includes the commission, indictment or conviction of a felony or misdemeanor involving fraud or dishonesty; a material breach of the employment agreement; willful or intentional misconduct, gross negligence, or dishonest, fraudulent or unethical behavior; failure to materially comply with a direction of the Board; or breach of fiduciary duty to Zebra. “Good Reason” includes a demotion to a lesser position or assignment of duties materially inconsistent with the NEOs’ position, status or responsibilities; a material breach by Zebra of the employment agreement; or a decrease in base salary (unless applied proportionally).

In the instance of involuntary termination without Cause or by officer for Good Reason, because they are retirement eligible, any unvested portion of Ms. Kogl and Messrs. Burns, Schmitz and White’s time-vested restricted stock granted in 2022, 2023 and 2024 will continue to vest for 12 months or, if earlier, the next anniversary of the grant date. Any unvested portion of Mr. Winters’ time-vested restricted stock granted in the same period would vest on a pro rata basis as of the date of termination. For all NEOs, their 2022, 2023 and 2024 performance-vested restricted stock grants would vest on a pro-rata basis and would be paid at the end of the three-year performance period, with the number of shares of performance-vested restricted stock equal to the greater of what has been earned under the (1) annual goals or (2) the performance goals for the three-year performance period.

In cases of involuntary termination without cause or by officer for good reason, termination compensation can differ based on the retirement eligibility of certain NEOs and slight differences in the CEO’s employment agreement. Those differences are summarized below.

Ms. Kogl and Messrs. Schmitz, White and Winters

If Ms. Kogl or Messrs. Schmitz, White or Winters terminates his or her employment for Good Reason, or Zebra terminates his or her employment without Cause and under circumstances other than death or disability, he or she will be entitled to (i) a severance payment equal to one-year continuation of base salary; (ii) a severance payment equal to 100% of the NEOs’ target annual incentive for the year in which employment terminates; (iii) a pro rata portion of his or her annual incentive for the year in which his or her employment terminates, if the incentive otherwise would have been earned; (iv) any unpaid previously earned annual incentive, if the incentive otherwise would have been earned; (v) outplacement services not to exceed $32,000; and (vi) the continuation of coverage under Zebra’s medical and dental insurance plans, with Zebra contributing to the cost of such coverage at the same rate Zebra pays for health insurance coverage for its active employees under its group health plan, until the earlier of (a) one year after the date of termination, or (b) the NEOs becoming eligible for coverage under another group health plan that does not impose preexisting condition limitations.

Mr. Burns

If Mr. Burns terminates his employment for Good Reason, or Zebra terminates his employment without Cause and under circumstances other than death or disability, he will be entitled to the same termination compensation treatment as the NEOs described above, except he is entitled to a salary severance payment equal to two-years continuation of base salary and his coverage under Zebra’s medical and dental insurance plans shall continue until the earlier of (a) two years after the date of termination, or (b) he becomes eligible for coverage under another group health plan that does not impose preexisting condition limitations.

Payments Upon Involuntary Termination Without Cause or by Officer for Good Reason Concurrently with a Change in Control

Under our NEOs’ employment agreements, a “Change in Control” includes (i) an acquisition by a person or group of 35% or more of Zebra’s common stock; (ii) a change in a majority of the Board within a 24-month period; (iii) the approval by our stockholders of a complete liquidation or dissolution of Zebra; or (iv) the consummation of a reorganization, merger or consolidation of Zebra or sale or other disposition of all or substantially all of the assets of Zebra.

If the NEO terminates employment for Good Reason, or Zebra terminates the NEO’s employment without Cause, and the termination occurs within 120 days immediately preceding or one year following a Change in Control, then the NEO will be entitled to all compensation and benefits set forth in the Involuntary Termination Without Cause or by Officer for Good Reason

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column in the tables under Potential Payments upon Termination of Employment or Change in Control, except the NEO will be entitled to (i) a payment equal to two times his or her base salary in lieu of one-year salary continuation, (ii) two times his or her target annual incentive in lieu of one times, which payment would be payable within 60 days following the later of the Change in Control or termination of employment, and (iii) all of the NEO’s outstanding restricted stock awards would fully vest.

After a Change in Control and upon termination of a NEO’s employment, if the parachute payments would exceed the 3X threshold, then the payments will be cut back to an amount that is one dollar less than the threshold. However, this cut back would not be made if the NEO, as applicable, would have more “after excise tax” dollars if he or she paid the excise tax.

Potential Payments upon Termination of Employment or Change in Control

Described below are the potential payments and benefits to which the NEO would be entitled from Zebra under their employment agreements, equity award agreements and the Company’s compensation and benefit plans upon termination of employment if such termination had occurred as of December 31, 2024. Amounts actually received would vary based on factors such as the date on which a NEO’s employment terminates, the Company’s performance and the price of our common stock on such date. The tables exclude payments and benefits that are generally available to full-time salaried employees, such as accrued salary and vacation pay.

The NEOs are not entitled to any payments or benefits as a result of a termination of employment for Cause.

WILLIAM BURNS

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	2,000,000	2,000,000
Incentive Severance(2)	—	—	1,350,000	2,700,000
Earned Incentive	2,366,554	2,366,554	2,366,554	2,366,554
Accelerated SARs	—	—	—	—
Accelerated Restricted Stock(3)	11,008,815	26,172,585	11,008,815	26,172,585
Benefits
Healthcare and Dental Coverage	—	—	50,036	50,036
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(4)	—	—	—	—
TOTAL(5)	13,375,369	28,539,139	16,807,405	33,321,175

NATHAN WINTERS

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	625,000	1,250,000
Incentive Severance(2)	—	—	625,000	1,250,000
Earned Incentive	—	1,095,624	1,095,624	1,095,624
Accelerated SARs	—	—	—	—
Accelerated Restricted Stock(3)	—	10,208,181	3,904,684	10,208,181
Benefits
Healthcare and Dental Coverage	—	—	25,018	25,018
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(4)	—	—	—	—
TOTAL(5)	—	11,303,805	6,307,326	13,860,823

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JOSEPH WHITE

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	550,000	1,100,000
Incentive Severance(2)	—	—	550,000	1,100,000
Earned Incentive	964,141	964,141	964,141	964,141
Accelerated SARs	—	—	—	—
Accelerated Restricted Stock(3)	2,442,842	6,233,591	2,442,842	6,233,591
Benefits
Healthcare and Dental Coverage	—	—	24,004	24,004
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(4)	—	—	—	(1,981,117)
TOTAL(5)	3,406,983	7,197,732	4,562,987	7,472,619

CRISTEN KOGL

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	600,000	1,200,000
Incentive Severance(2)	—	—	480,000	960,000
Earned Incentive	841,439	841,439	841,439	841,439
Accelerated SARs	—	—	—	—
Accelerated Restricted Stock(3)	2,772,287	6,212,735	2,772,287	6,212,735
Benefits
Healthcare and Dental Coverage	—	—	8,098	8,098
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(4)	—	—	—	(1,515,830)
TOTAL(5)	3,613,726	7,054,174	4,733,824	7,738,442

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Executive Compensation

JEFFREY SCHMITZ

				Involuntary
			Involuntary	Termination Without
	Retirement		Termination Without	Cause or by Executive
Executive’s Compensation	or Voluntary	Death or	Cause or by Executive	for Good Reason with
and Benefits upon	Resignation	Disability	for Good Reason	a Change in Control(1)
Termination	($)	($)	($)	($)
Compensation
Salary Severance	—	—	530,000	1,060,000
Incentive Severance(2)	—	—	424,000	848,000
Earned Incentive	743,273	743,273	743,273	743,273
Accelerated SARs	—	—	—	—
Accelerated Restricted Stock(3)	2,396,109	5,450,337	2,396,109	5,450,337
Benefits
Healthcare and Dental Coverage	—	—	17,866	17,866
Outplacement Services	—	—	32,000	32,000
Excise Tax Gross Up (Cutback)(4)	—	—	—	(464,285)
TOTAL(5)	3,139,382	6,193,610	4,143,248	7,687,191
(1)	Under the 2018 Long-Term Incentive Plan, if pursuant to a change in control of Zebra effective December 31, 2024 stockholders receive consideration consisting solely of publicly traded common stock and outstanding equity awards are assumed, or provision is made for the continuation of these awards after the change in control, then such awards will continue in accordance with their terms. These awards, however, also provide that if the participant’s employment is terminated by the participant for Good Reason or by Zebra without Cause after the change in control, then vesting of the awards will accelerate. Because Securities and Exchange Commission rules require that we assume a termination of employment occurs concurrently with a change in control, the amounts set forth in the table include equity awards that, under the 2018 Long-Term Incentive Plan, contain “double trigger” acceleration provisions.
(2)	The amounts assume termination of employment at year end and are based on actual performance.
(3)	The amounts reflect the $386.22 closing price of our common stock on The Nasdaq Stock Market on December 31, 2024 for both the performance-vested restricted stock and time-vested restricted stock. Because no portion of the performance periods ending December 31, 2025 or December 31, 2026 have been completed as of December 31, 2024, the 2023 and 2024 performance-vested restricted stock awards granted to Executives are reflected in the table on a pro-rata basis at target performance.
(4)	Represents estimated excise tax gross ups or estimated cutbacks on severance, accelerated options, restricted stock and healthcare and dental benefits.
(5)	Excludes the amount of previously earned and fully vested deferred compensation under Zebra’s deferred compensation plans that would become immediately payable. See Non-Qualified Deferred Compensation on page 69 for additional information.

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CEO Pay Ratio

During 2024, there was no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. Therefore, we are using the same median employee that was identified for fiscal years 2022 and 2023.

●	The total annual compensation of the employee identified at the median of all of our employees, other than Mr. Burns, our CEO, was $72,654.
●	Mr. Burns’ annualized total compensation as CEO was $13,462,792.
●	Based on this information, the ratio of the annual total compensation of Mr. Burns to the median of the annual total compensation of all employees was estimated to be 185:1.

Our methodology may differ materially from the methodology used by other companies to prepare their CEO pay ratios, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry or peer group.

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Executive Pay Versus Company Performance

The information below is provided pursuant to the SEC pay versus performance disclosure requirements set forth in Item 402(v) of SEC Regulation S-K (the “Pay Versus Performance Rule”), which requires companies to disclose certain information about the relationship between “Compensation Actually Paid” (“CAP”) to our CEO and to our other NEOs and certain financial performance of the Company. Compensation Actually Paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year.

Pay Vs Performance

							Value of Initial Fixed
							$100 Investment Based		Other Performance
	CEO Pay (Burns)		CEO Pay (Gustafsson)		Other NEO Pay		On:		Measures
					Average
	Summary		Summary		Summary
	Compensation		Compensation		Compensation	Average		Cumulative
	Table Total	Compensation	Table Total	Compensation	Table Total	Compensation	Cumulative	Peer Group	Net Income	Net Sales
	Compensation	Actually Paid(5)	Compensation	Actually Paid(5)	Compensation	Actually Paid(5)	TSR(2)	TSR(3)	(in millions)	(in millions)(4)
Year(1)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
2024	13,462,794	20,194,850	n/a	n/a	4,256,784	5,849,061	151.20	299.72	528	4,981
2023	11,259,895	11,421,955	9,505,801	8,505,689	3,213,206	3,348,299	107	219	296	4,584
2022	n/a	n/a	14,658,743	(17,540,875)	3,551,048	(1,906,950)	100.38	139.00	463	5,781
2021	n/a	n/a	13,589,616	37,632,608	3,261,693	6,936,499	233.01	193.58	837	5,627
2020	n/a	n/a	10,077,727	23,856,956	1,836,299	2,998,842	150.46	143.89	504	4,448
(1)	The following table indicates the individuals who served as Zebra’s principal executive Officer and other NEOs for each fiscal year:

Fiscal Year	Principal Executive Officer	Other NEOs
2024	William Burns	Cristen Kogl; Jeffrey Schmitz; Joseph White; Nathan Winters
2023	Anders Gustafsson (until March 1, 2023); William Burns (from March 1, 2023)	Joachim Heel; Cristen Kogl; Jeffrey Schmitz; Joseph White; Nathan Winters
2022	Anders Gustafsson	William Burns; Joachim Heel; Cristen Kogl; Nathan Winters
2021	Anders Gustafsson	William Burns; Joachim Heel; Cristen Kogl; Nathan Winters
2020	Anders Gustafsson	William Burns; Joachim Heel; Cristen Kogl; Olivier Leonetti (former CFO); Nathan Winters

(2)	The Cumulative Total Stockholder Return (“TSR”) reflects the value of $100 invested in Zebra common stock on December 31, 2019, assuming the reinvestment of dividends.
(3)	The Cumulative Peer Group TSR is market-cap weighted and reflects the TSR for S&P Information Technology Index, which is the peer group that Zebra uses for its industry comparators/index in its Form 10-K.
(4)	Net Sales in Zebra’s 2023 and 2024 Proxy Statements were underreported due to an administrative error.
(5)	To calculate Compensation Actually Paid (“CAP”), the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation:

Summary Compensation Table Total to Compensation Actually Paid Reconciliation

		Bonus and					Additions to /
		Non-Equity				Deductions	(Subtractions
		Incentive	Equity	Other		from SCT	from) SCT	Compensation
	Salary	Compensation	Compensation	Compensation(1)	SCT Total	Total(2)	Total(3)	Actually Paid
Year	($)	($)	($)	($)	($)	($)	($)	($)
CEO (Burns)
2024	1,000,002	2,366,554	10,000,240	95,998	13,462,794	(10,000,240)	16,732,296	20,194,850
2023	946,205	224,372	10,000,537	88,782	11,259,895	(10,000,537)	10,162,596	11,421,955
CEO (Gustafsson)
2023	361,537	47,397	9,000,294	96,574	9,505,801	(9,000,294)	8,000,181	8,505,689
2022	1,200,000	1,255,500	12,000,000	203,243	14,658,743	(12,000,000)	(20,199,618)	(17,540,875)
2021	1,200,000	2,912,760	9,250,404	226,452	13,589,616	(9,250,404)	33,293,396	37,632,608
2020	1,093,846	781,725	8,000,100	202,056	10,077,727	(8,000,100)	21,779,329	23,856,956
Other NEOs (Average)
2024	576,249	911,119	2,719,099	50,316	4,256,784	(2,719,099)	4,311,376	5,849,061
2023	571,177	94,501	2,500,286	47,242	3,213,206	2,500,286	2,635,379	3,348,299
2022	601,296	445,129	2,437,500	67,123	3,551,048	(2,437,500)	(3,020,498)	(1,906,950)
2021	543,632	862,629	1,800,441	54,991	3,261,693	(1,800,441)	5,475,248	6,936,499
2020	440,963	145,738	1,217,163	32,435	1,836,299	(1,217,163)	2,379,706	2,998,842
(1)	Reflects “all other compensation” reported in the SCT for each year shown.
(2)	Represents the grant date fair value of equity-based awards granted each year. Zebra does not offer pension plans; therefore, a deduction from SCT total related to pension value is not needed.
(3)	Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each year shown. The equity component of Compensation Actually Paid for each fiscal year listed in the table is further detailed in the supplemental table below.

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Supplemental Calculations – Compensation Actually Paid

Equity Component of Compensation Actually Paid

		CEO(1)				Other NEOs(1)

		Fair		Change in		Fair		Change in
		Value	Change in	Value of		Value	Change in	Value of
		of	Value of	Prior		of	Value of	Prior
		Current	Prior	Years'		Current	Prior	Years'
		Year	Years'	Awards	Equity	Year	Years'	Awards	Equity
		Equity	Awards	that	Value	Equity	Awards	that	Value
		Awards	Unvested	Vested	Included	Awards	Unvested	Vested	Included
		at	at	in	in	at	at	in	in
	Equity	12/31/2024	12/31/2024	FY2024	CAP	12/31/2024	12/31/2024	FY2024	CAP
	Type	($)	($)	($)	($)	($)	($)	($)	($)
FY 2024	SAR	—	—	22,058	22,058	—	—	8,282	8,282
	RSU	4,922,374	851,981	229,419	6,003,774	1,347,136	351,798	91,517	1,790,451
	PSU	7,498,461	3,167,584	40,422	10,706,464	1,773,424	717,247	21,973	2,512,644
	2024 Total	12,420,835	4,019,562	291,899	16,732,296	3,120,559	1,069,045	121,772	4,311,376
FY 2023	SAR	—	3,367	1,327	4,694	—	1,556	1,129	2,685
(Burns CEO)	RSU	2,731,113	(4,302)	9,289	2,736,100	1,029,087	(2,549)	9,784	1,036,323
	PSU	7,402,050	(16,242)	35,994	7,421,802	1,586,243	(6,499)	16,627	1,596,371
	2023 (Burns CEO) Total	10,133,163	(17,177)	46,610	10,162,596	2,615,331	(7,492)	27,540	2,635,379
FY 2023	SAR	—	17,367	4,927	22,294
(Gustafsson CEO)	RSU	7,861,517	(16,793)	12,513	7,857,237
	PSU	—	(65,152)	185,802	120,650
	2023 (Gustafsson CEO) Total	7,861,517	(64,578)	203,242	8,000,181
FY 2022	SAR	—	(4,749,403)	(3,927,669)	(8,677,071)	—	(567,776)	(488,103)	(1,055,879)
	RSU	3,345,894	(3,208,002)	(2,679,084)	(2,541,192)	679,743	(542,996)	(379,301)	(242,554)
	PSU	5,018,713	(8,323,393)	(5,676,675)	(8,981,355)	1,019,551	(2,115,266)	(626,351)	(1,722,066)
	2022 Total	8,364,607	(16,280,798)	(12,283,428)	(20,199,618)	1,699,294	(3,226,037)	(1,493,755)	(3,020,498)
FY 2021	SAR	—	6,424,221	2,385,222	8,809,443	—	780,885	310,428	1,091,314
	RSU	4,565,184	2,864,669	1,487,720	8,917,573	890,568	368,707	212,330	1,471,604
	PSU	6,847,776	5,838,780	2,879,824	15,566,380	1,332,653	1,174,409	405,268	2,912,330
	2021 Total	11,412,960	15,127,670	6,752,766	33,293,396	2,223,221	2,324,001	928,026	5,475,248
FY 2020	SAR	3,560,497	4,382,827	(748,856)	7,194,468	356,474	421,051	(92,071)	685,454
	RSU	5,020,503	1,946,239	(620,904)	6,345,838	557,816	184,700	(85,710)	656,806
	PSU	5,020,503	3,953,314	(734,794)	8,239,023	502,704	637,309	(102,566)	1,037,447
	2020 Total	13,601,503	10,282,380	(2,104,554)	21,779,329	1,416,994	1,243,060	(280,348)	2,379,706

Most Important Measures to Link FY2024 CAP to Company Performance

The five metrics listed in the table below represented the most important financial performance measures we used to link Compensation Actually Paid to Company performance for 2024 as further described in our CD&A within the “Annual Cash Incentive Awards” (page 54) and the “Performance-Vested Restricted Stock Units Granted in 2024” (page 58) sections. The metrics listed in the table are not ranked.

Most Important Performance Measures
✓ Adjusted EBITDA	✓ Net Sales
✓ EBITDA Margin	✓ Net Sales Compound Annual Growth Rate (CAGR)
✓ Enterprise Asset Intelligence Index

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Supplemental Graphs

Cumulative TSR Comparison

As shown in the chart below, the Company’s five-year cumulative TSR is less than the companies included in our industry index.

The following chart shows Cumulative Total Stockholder Return (“TSR”) and reflects the values of $100 invested in Zebra common stock and Cumulative Peer Group TSR on December 31, 2019 as of December 31 of each subsequent year, assuming the reinvestment of dividends. The Cumulative Peer Group TSR is market-cap weighted and reflects the TSR for S&P Information Technology Index, which is the peer group that Zebra uses for its industry comparators/index in its Form 10- K.

*$100 invested on 12/31/2019 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

	INDEXED TSR
		Cumulative Peer
	Cumulative TSR	Group TSR
YEAR	($)	($)
2024	151.20	299.72
2023	107.00	219.40
2022	100.38	139.00
2021	233.01	193.58
2020	150.46	143.89

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Executive Compensation

Compensation Actually Paid vs Zebra Cumulative TSR

CAP for the CEO and other NEOs aligns with Zebra’s TSR over the 2020-2024 period. Zebra’s TSR directly impacts the value of CAP given the weight of equity incentive awards as a part of target compensation in our executive compensation program; during the 2020-2024 period, equity incentive awards comprised on average over 76% of the CEO’s target compensation per year and over 65% of the other NEOs target compensation per year. This practice aligns the interests of Zebra’s executive officers with those of our stockholders. Declines in Zebra’s TSR in 2022 led to lower CAP amounts to our CEO and other NEOs in that year; increase in TSR in 2020, 2021 and 2024 led to higher CAP in those years; and the relatively flat TSR in 2023 resulted in modest CEO and Other NEO CAP growth in 2023.

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Executive Compensation

Compensation Actually Paid vs Zebra Net Income

Although Zebra’s executive compensation program does not use Net Income to determine an executive’s total compensation, or an executive officer’s payouts under ZIP or performance-vested restricted stock grants, CAP for the CEO and other NEOs generally aligns with Zebra’s Net Income over the 2020-2024 period. This alignment reflects changes to Zebra’s stock price due to changes in Net Income; CAP amounts are sensitive to changes in Zebra’s stock price given the weight of equity incentive awards as a part of target compensation in our executive compensation program.

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Executive Compensation

Compensation Actually Paid vs Zebra Net Sales (Company Selected Measure)

Zebra uses Net Sales as a metric under its ZIP and Net Sales CAGR as a metric for performance-vested restricted stock, and CAP for the CEO and other NEOs generally aligns with Zebra’s Net Sales over the 2020-2024 period. As indicated below, with a higher growth in Net Sales from 2020 through 2021 and from 2023 through 2024, CAP for the CEO and other NEOs in 2021 and 2024 increased relative to each respective year’s prior year CAP. When Net Sales growth declined or slowed from 2022 through 2023, the CEO and Other NEO CAP amounts declined or increased at a more modest rate.

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Executive Compensation

Equity Compensation Plan Information

The following table provides information related to Zebra’s equity compensation plans as of December 31, 2024.

Number of Securities
	Number of Securities			Remaining Available for
	to be Issued Upon		Weighted-Average	Future Issuance Under
	Exercise of		Exercise Price of	Equity Compensation Plans
	Outstanding Options,		Outstanding Options,	(Excluding Securities
	Warrants		Warrants	Reflected
	and Rights		and Rights	in Column (a))
Plan Category	(a)		(b)	(c)

Equity Compensation Plans Approved by Security Holders	232,986	(1)	$137.35	3,134,843	(2)

Equity Compensation Plans Not Approved by Security Holders	—		—	—

TOTAL	232,986		$137.35	3,134,843
(1)	Reflects shares of Zebra common stock issuable pursuant to outstanding options and stock appreciation rights under the 2011 Long-Term Incentive Plan, 2015 Long-Term Incentive Plan, 2016 Stock Incentive Plan of Reflexis Systems, Inc. and 2018 Long-Term Incentive Plan (“2018 LTIP”).
(2)	Reflects the number of shares available under the 2018 LTIP (2,274,779 shares) and 2020 Employee Stock Purchase Plan (1,342,388 shares). All of the shares under the 2018 LTIP are available for any award made under the 2018 LTIP, including options, stock appreciation rights, restricted stock, restricted stock units, performance shares or performance units.

Compensation and Culture Committee Interlocks and Insider Participation

During 2024, the Compensation and Culture Committee was comprised of Janice M. Roberts (Chair), Satish Dhanasekaran and Michael A. Smith. Only independent directors served on the Compensation and Culture Committee during 2024. No member of the Compensation and Culture Committee (i) has ever been an Officer or other employee of Zebra, or (ii) has any relationship requiring disclosure under Item 404 of Regulation S-K. No Executive Officer of Zebra served in 2024 on the compensation committee or similar body of any organization that determined compensation payable to any member of the Compensation and Culture Committee. In addition, no Executive Officer of Zebra has served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation and Culture Committee.

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Proposal 3 Ratification of Appointment of Independent Auditors

The Audit Committee appointed Ernst & Young LLP, independent certified public accountants, as auditors of Zebra’s consolidated financial statements for the year ending December 31, 2025. Ernst & Young has served as Zebra’s independent certified public accountants since 2005.

The Board of Directors gives stockholders the opportunity to express their opinions on the matter of auditors for Zebra and, accordingly, is submitting a proposal to ratify the Audit Committee’s appointment of Ernst & Young. If this proposal does not receive the affirmative vote of a majority of the votes cast at the Annual Meeting, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain the appointment of Ernst & Young.

Zebra expects that representatives of Ernst & Young will be present at the Annual Meeting and available to respond to questions. These representatives will be given an opportunity to make a statement if they would like to do so.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2025.

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Report of the Audit Committee

The Audit Committee of Zebra’s Board of Directors is comprised of five directors, all of whom are independent under applicable listing requirements of The Nasdaq Stock Market. The Audit Committee operates under a written Charter adopted by the Board of Directors. The members of the Audit Committee are: Mr. Manire, Chair, Mses. Connly and Connors, and Messrs. Miller and Modruson.

The Audit Committee has received reports from, met with, and held discussions with management, the internal audit team, and the independent accountants. It reviewed and discussed Zebra’s audited financial statements with management, and management has represented to the Audit Committee that Zebra’s financial statements were prepared in accordance with accounting principles generally accepted in the United States and that such financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. The Audit Committee also discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee received the written disclosures and letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with the independent accountants the independent accountants’ independence.

The Audit Committee recommended that the Board of Directors include Zebra’s audited financial statements in Zebra’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission. This recommendation was based on the Audit Committee’s review and discussions with management, the internal audit team and Zebra’s independent accountants, as well as the Audit Committee’s reliance on management’s representations described above.

Audit Committee

Ross W. Manire, Chair
Linda M. Connly
Nelda J. Connors
Kenneth B. Miller
Frank B. Modruson

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Fees of Independent Auditors

Ernst & Young LLP acted as the principal independent auditor for Zebra during 2024 and 2023. Ernst & Young also provided certain audit-related, tax and permitted non-audit services. The Audit Committee pre-approves all audit, audit-related, tax and permitted non-audit services performed for Zebra by its independent auditors. In 2024 and 2023, the Audit Committee approved in advance all engagements by Ernst & Young on a specific project-by-project basis, including audit, audit-related, tax and permitted non-audit services. No impermissible non-audit services were rendered by Ernst & Young to Zebra in 2024 or 2023.

Zebra paid Ernst & Young the following fees and expenses for services provided for the years ended December 31, 2024 and 2023:

Fees	2024	2023
Audit Fees(1)	$5,724,053	$5,587,892
Audit-Related Fees(2)	575,400	-
Tax Fees(3)	197,179	192,105
All Other Fees(4)	5,200	30,200
TOTAL	$6,501,832	$5,810,197
(1)	Consists primarily of fees for the audit of Zebra’s annual consolidated financial statements and internal controls over financial reporting, and reviews of the consolidated financial statements included in the quarterly reports on Form 10Q.
(2)	For 2024, consists of fees for diligence services related to an acquisition.
(3)	Consists of fees for tax consulting services.
(4)	Consists of fees for accounting subscription services and other permissible non-audit services.

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Executive Officers

The following information identifies and gives other information about our Executive Officers, other than William Burns, our CEO, about whom information is given above under Proposal 1 — Election of Directors.

Robert J. Armstrong Chief Marketing Officer Age: 42

Mr. Armstrong has served as Zebra’s Chief Marketing Officer since March 2023. Mr. Armstrong brings over twenty years of experience within the business-to-business technology industry and has held strategy, business development, and marketing responsibilities in each of the four regions — North America, Europe, Middle East and Africa, Latin America, and Asia-Pacific — in which Zebra does business. Previously, Mr. Armstrong served as Senior Vice President of Integrated Marketing and Channels from 2021 to March 2023. Mr. Armstrong joined Zebra from Motorola Solutions, Inc. in 2014 as part of Zebra’s acquisition of Motorola’s Enterprise business, where he had served in various roles with increasing levels of responsibility across product development, business development, operations, and marketing since 2008. Mr. Armstrong serves on the Board of Directors for the Illinois chapter of FIRST Robotics and Bernie’s Book Bank. Mr. Armstrong holds a B.S. in Electrical Engineering from the University of Notre Dame.

Michael Cho Chief Strategy Officer Age: 56

Mr. Cho has served as Zebra’s Chief Strategy Officer since 2013. Previously, Mr. Cho served as Vice President, Corporate Development, from 2011 to 2013, and as Vice President, Strategy, from 2010 to 2011. Prior to joining Zebra, Mr. Cho served as Vice President, Business Development, of the Healthcare division of Amcor Limited, a global packaging company, from 2008 to 2010. Earlier in his career, Mr. Cho held business and corporate development roles at CommScope Inc., a global communications solutions company, from 2007 to 2008 and at Andrew Corporation, a hardware manufacturer for communications networks, from 2004 to 2007. From 1999 to 2004, Mr. Cho was a consultant with McKinsey & Company. Mr. Cho holds a B.S. in Finance from the University of Illinois at Urbana-Champaign and an M.B.A. from Harvard Business School.

Tamara D. Froese Chief Supply Chain Officer Age: 46

Ms. Froese has served as Zebra’s Chief Supply Chain Officer since 2022. Previously, Ms. Froese served as Vice President, Sourcing and Procurement, from 2020 to 2022. Prior to joining Zebra, Ms. Froese had a twenty-year career at General Motors Co., where she served in various roles with increasing levels of responsibility in procurement, supply chain and cost management. Ms. Froese holds a B.A. in Supply Chain Management from Michigan State University and an M.B.A. from Oakland University. Ms. Froese has also achieved her Six Sigma Black Belt certification and has completed leadership development programs at Harvard University and University of Michigan.

Richard E. Hudson Chief Revenue Officer Age: 57

Mr. Hudson has served as Zebra’s Chief Revenue Officer since November 2023 and is responsible for the sales and services of products and solutions globally. Previously, Mr. Hudson served as Senior Vice President and General Manager for the Europe, Middle East and Africa (EMEA) region from 2017 to October 2023. Mr. Hudson joined Zebra from Motorola Solutions, Inc. in 2014 as part of Zebra’s acquisition of Motorola’s Enterprise business, where he had served in various roles with increasing levels of responsibility since 2007, including as Vice President, EMEA Channels and Solutions. Mr. Hudson holds a B.Eng (Hons) in mechanical engineering from Brunel University of London.

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Executive Officers

Cristen L. Kogl Chief Legal Officer, General Counsel & Corporate Secretary Age: 59

Ms. Kogl has served as Zebra’s top Legal Executive Officer, through various titles, since 2018, and currently serves as Zebra’s Chief Legal Officer, General Counsel and Corporate Secretary. Previously, Ms. Kogl served in Vice President roles in the Legal Department from 2015 to 2018. Before joining Zebra, Ms. Kogl served as Executive Vice President and General Counsel at National Express LLC, the North American division of National Express Plc, from 2011 to 2014. Earlier in her career, Ms. Kogl served as Vice President, Corporate Secretary and Chief Compliance Officer at W.W. Grainger, Inc. from 2008 to 2011. From 2000 to 2007, Ms. Kogl served as Vice President, Corporate Secretary and Deputy General Counsel at The ServiceMaster Company. From 1997 to 2000, Ms. Kogl served as Vice President and General Counsel at Spyglass, Inc. Ms. Kogl has served on the Board of Directors of Crane NXT, Co. since April 2023 and the U.S. Chamber of Commerce since 2020. She is also a member of the Board of Trustees at Lake Forest College. Ms. Kogl holds a B.A. in Political Science from Lake Forest College and a J.D. from the University of Wisconsin-Madison Law School.

Colleen M. O’Sullivan SVP Chief Accounting Officer Age: 57

Ms. O’Sullivan has served as Zebra’s Chief Accounting Officer since 2016. Prior to joining Zebra, Ms. O’Sullivan served in financial and accounting roles at Career Education Corporation from 2008 to 2014, including as: Vice President and Controller; Senior Vice President, Controller and Chief Accounting Officer; and Senior Vice President and Chief Financial Officer. Between 2003 and 2007, Ms. O’Sullivan held roles in the controller’s function at Hewitt Associates, which has since merged into AON Corporation, and at Sears Holdings Corporation. From 2001 to 2002, Ms. O’Sullivan’s served as an Audit Partner at Arthur Andersen. Ms. O’Sullivan received a B.S. from the University of Illinois and is a Certified Public Accountant (currently inactive).

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Executive Officers

Jeffrey F. Schmitz Chief People Officer Age: 61

Mr. Schmitz has served as Zebra’s Chief People Officer since March 2023. Previously, Mr. Schmitz served as Chief Marketing Officer from 2016 to March 2023 and as Chief Human Resources Officer from 2020 to March 2023. Prior to joining Zebra, Mr. Schmitz served in executive roles at Spirent Communications Plc, a telecommunications testing company, from 2009 to 2016, including as: Vice President and General Manager of Networks and Applications; Chief Marketing Officer; and Executive Vice President of Wireless and Service Assurance. Earlier in his career, Mr. Schmitz served as Senior Vice President of Sales and Marketing at Rivulet Communications, Inc., a medical imaging company, from 2007 to 2009. From 2004 to 2005, Mr. Schmitz served as Vice President of Marketing and Product Management at Visual Networks, Inc., an enterprise software company. From 1988 to 2004, Mr. Schmitz served in various roles with increasing levels of responsibility for Tellabs, Inc. Mr. Schmitz holds a B.S. in electrical engineering from Marquette University and an M.S. in computer science from the Illinois Institute of Technology.

Joseph R. White Chief Product & Solutions Officer Age: 55

Mr. White has served as Zebra’s Chief Product and Solutions Officer since March 2023. Previously, Mr. White served as Senior Vice President and General Manager for Zebra’s Enterprise Mobile Computing business from 2014 to 2023. Mr. White joined Zebra from Motorola Solutions, Inc. in 2014 as part of Zebra’s acquisition of Motorola’s Enterprise business, where he had served in business development and product management leadership roles since 2004. Mr. White has received numerous awards recognizing his service and contributions, including the Employer Support of the Guard and Reserve Patriot Award from the Department of Defense in 2018 for his support of Zebra employees who serve in the United States Armed Forces, and the Richard R. Dilling award from AIM Global in 2019, which recognizes executives, scientists, and engineers for outstanding contributions that have furthered the growth of the Automatic Identification and Data Capture industry. Mr. White holds a B.S. in accounting from the University of Maryland.

Nathan A. Winters Chief Financial Officer Age: 46

Mr. Winters has served as Zebra’s Chief Financial Officer since January 2021 after serving as Acting Chief Financial Officer beginning in August 2020. Mr. Winters joined Zebra in 2018 as Vice President of Corporate Financial Planning & Analysis and Business Operations. Prior to joining Zebra, Mr. Winters served as Chief Financial Officer, Global Supply Chain, from 2016 to 2018, and as Chief Financial Officer, BioProcess from 2014 to 2016, each at GE Healthcare Technologies Inc., and had held various roles with increasing levels of responsibility across finance and accounting functions at GE Healthcare Technologies Inc. and General Electric Co., from 2001 to 2014. Mr. Winters serves on the Board of Directors for the Junior Achievement of Chicago and Accounting Advisory Board for the University of Kentucky Gatton College of Business and Economics. Mr. Winters holds a B.A. in finance and economics from the University of Kentucky.

The Board of Directors approves the appointment of Zebra’s Executive Officers. There are no family relationships among any of our Directors or Executive Officers.

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Ownership of Our Common Stock

This table shows how many shares of our common stock that certain individuals and entities beneficially owned on December 31, 2024. These individuals and entities include: (1) owners of more than 5% of our outstanding common stock, (2) our directors, (3) the Named Executive Officers and (4) all directors and Executive Officers as a group. A person has beneficial ownership over shares if the person has sole or shared voting or investment power over the shares or the right to acquire that power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each individual or entity included in the table below has sole voting and investment power over the shares, except as described below.

Name and Address	Number		% of Shares(1)
More than 5% Stockholders
The Vanguard Group, Inc.	6,082,286	(1)	11.8%
BlackRock, Inc.	4,838,621	(2)	9.4%

Non-Employee Directors
Linda M. Connly	3,534		*
Nelda J. Connors	2,347		*
Satish Dhanasekaran	1,526		*
Anders Gustafsson	304,495	(3)	*
Ross W. Manire	14,978		*
Kenneth B. Miller	714		*
Frank B. Modruson	14,530		*
Janice M. Roberts	8,353		*
Michael A. Smith	9,865		*

Named Executive Officers
William J. Burns	31,727	(3)	*
Nathan A. Winters	3,236	(3)	*
Joseph R. White	6,879	(3)	*
Cristen L. Kogl	13,658	(3)	*
Jeffrey F. Schmitz	6,055	(3)	*

All Executive Officers and Directors as a group (19 persons)	431,374	(3)	*

* Less than one percent.

(1)	The Vanguard Group, Inc. is an investment advisor located at 100 Vanguard Blvd., Malvern, Pennsylvania, 19355. According to Amendment No. 13 to its Schedule 13G filed on February 13, 2024, as of December 31, 2024, Vanguard had sole voting power with respect to 0 shares, sole dispositive power with respect to 5,865,595 shares, and shared dispositive power with respect to 216,691 shares.
(2)	BlackRock, Inc. is a holding company located at 50 Hudson Yards New York, NY 10001. According to Amendment No. 13 to its Schedule 13G filed on February 7, 2024, as of December 31, 2024, BlackRock had sole voting power with respect to 4,499,540 shares, sole dispositive power as to all shares listed in the table, and shared dispositive power with respect to 0 shares.
(3)	Includes shares of common stock that may be acquired by March 1, 2025 upon exercise of stock options and stock appreciation rights as follows: Mr. Gustafsson — 110,983 shares; Mr. Burns —13,728 shares; Mr. Winters — 1,445 shares; Ms. Kogl — 4,714; Mr. Schmitz —2,054 shares; Mr. White — 3,036 shares; and directors and Executive Officers as a group — 138,315 shares.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, Executive Officers and greater than ten percent stockholders to file reports of holdings and transactions in our common stock with the Securities and Exchange Commission. To our knowledge, all required reports were filed in a timely manner.

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Stockholder Proposals and Other Business

The 2026 Annual Meeting of Stockholders is expected to be held on or about May 19, 2026.

Any stockholder proposals for Zebra’s 2026 Annual Meeting of Stockholders (other than proxy access nominations) must be received by the Company, directed to the attention of the Company’s Chief Legal Officer, General Counsel and Corporate Secretary (information below), no later than November 28, 2025 in order to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting.

Director nominations for inclusion in the Company’s proxy statement and form of proxy for the 2026 Annual Meeting of Stockholders pursuant to the proxy access provision in the Company’s By-laws must be received by the Company, directed to the attention of the Company’s Chief Legal Officer, General Counsel and Corporate Secretary, no earlier than October 29, 2025 and no later than November 28, 2025. All proposals and director nominations submitted by stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the Company’s By-laws.

Under the Company’s By-laws, other proposals that are not eligible for inclusion in the proxy statement will be considered timely and may be eligible for presentation at the 2026 Annual Meeting of Stockholders if they are received by the Company in the form of a written notice, directed to the attention of the Company’s Chief Legal Officer, General Counsel and Corporate Secretary, no earlier than December 28, 2025 and no later than January 27, 2026.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no earlier than December 28, 2025 and no later than January 27, 2026.

All proposals and nominations should be directed to:

Chief Legal Officer, General Counsel and Corporate Secretary
Zebra Technologies Corporation
Three Overlook Point
Lincolnshire, Illinois 60069
Email: zebralegal@zebra.com

The Board and our management have not received notice of and are not aware of any business to come before the 2024 Annual Meeting other than the proposals we refer to in this Proxy Statement. If any other matter comes before the Annual Meeting, the proxies will use their judgment in voting the proxies.

We have made our 2024 Annual Report to Stockholders available in connection with this proxy solicitation, which includes our Annual Report on Form 10-K. If you would like another copy of our Annual Report on Form 10-K, excluding certain exhibits, please contact:

Investor Relations Department

Zebra Technologies Corporation

Three Overlook Point

Lincolnshire, Illinois 60069

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Proxy Statement

We are providing you with these proxy materials in connection with the solicitation by Zebra’s Board of Directors of proxies for our 2025 Annual Meeting of Stockholders. Our Annual Meeting will be held virtually at 10:30 a.m., Central Time, on Thursday, May 8, 2025. The Annual Meeting will be conducted solely by remote communication, in a virtual only format, which can be accessed at www.virtualshareholdermeeting.com/ZBRA2025, in order to enable a greater number of stockholders to attend. Stockholders will not be able to attend the Annual Meeting in person.

In accordance with rules and regulations of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing the proxy materials, which include this Proxy Statement and the accompanying proxy card, notice of meeting, and Annual Report to stockholders, to our stockholders over the Internet, unless otherwise instructed by the stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials was first mailed on or about March 28, 2025 to all stockholders of record as of March 14, 2025, the record date.

This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote and information about voting procedures. As used herein, “we,” “us,” “our,” “Zebra” or the “Company” refers to Zebra Technologies Corporation.

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General Information About the Annual Meeting and These Proxy Materials

How Do I Participate at the Annual Meeting?

The 2025 Annual Meeting will be conducted solely by remote communication, in a virtual only format. Stockholders will not be able to attend the Annual Meeting in person. You may attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/ZBRA2025. Only stockholders of record as of the close of business on March 14, 2025 can participate at the Annual Meeting. Stockholders of record will need their 16-digit control number found on their proxy card, voting instruction form or notice to enter the Annual Meeting. Once admitted, stockholders of record may vote. Stockholders do not need to vote at the Annual Meeting if they have already voted by proxy.

Once admitted, stockholders of record may submit questions during the Annual Meeting by typing their question into the “Ask a Question” field and clicking “Submit.” Only questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. If any questions pertinent to Annual Meeting matters cannot be answered during the Annual Meeting due to time constraints, we will post and answer a representative set of these questions online at investors.zebra.com, under the Events section. The questions and answers will be available as soon as reasonably practicable after the Annual Meeting and will remain available until one week after posting.

What Matters Will be Voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

●	Proposal 1: To elect three Class II directors with terms to expire in 2028;
●	Proposal 2: To hold an advisory vote to approve the compensation of our Named Executive Officers;
●	Proposal 3: To ratify the appointment of Ernst & Young LLP as our independent auditors for 2025; and
●	Such other business if properly presented or any adjournment or postponement of the Annual Meeting.

How Does the Board of Directors Recommend that I Vote?

Zebra’s Board recommends that you vote:

●	FOR the election of three Class II directors with terms to expire in 2028;
●	FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers; and
●	FOR ratification of the appointment of Ernst & Young LLP as our independent auditors for 2025.

Will There be Any Other Items of Business on the Agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their judgment. Because the deadlines for stockholder proposals and nominations have passed, we do not expect any items of business to be brought before the Annual Meeting other than the items described in this Proxy Statement.

Per the Rules for Conduct of Meeting, which will be available at the Annual Meeting, nominations made during the Annual Meeting for membership on the Board will not be accepted unless the stockholder has previously notified the Chief Legal Officer, General Counsel, & Corporate Secretary in writing of the intent to make the nomination (following all procedures set forth in the Company’s By-Laws), and the person nominated has given written consent to such nomination and agreed to serve if elected.

Who is Entitled to Vote at the Annual Meeting?

Holders of our Class A Common Stock at the close of business on March 14, 2025, the record date, may vote at the Annual Meeting. We refer to the holders of our Class A Common Stock as “stockholders” throughout this Proxy Statement. Each stockholder is entitled to one vote for each share of Class A Common Stock held as of the record date. A list of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders during the Annual Meeting at www.virtualshareholdermeeting.com. To access such list of stockholders beginning on April 29, 2025, and until the Annual

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General Information

Meeting, please send your request, along with proof of ownership, to Zebra Technologies Investor Relations at InvestorRelations@zebra.com.

What is the Difference Between Holding Shares as a Stockholder of Record and as a Beneficial Owner?

You may own shares directly in your name as a stockholder of record, which includes shares for which you have certificates. If your shares are registered directly in your name, you are the holder of record of those shares and you have the right to give your voting proxy directly to us or to vote at the Annual Meeting. You may also own shares indirectly through a broker, bank or other holder of record. If you hold your shares indirectly, you hold the shares in “street name” and are a beneficial holder. As a beneficial holder, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form.

Do I Have Electronic Access to the Proxy Materials and Annual Report?

For holders of record, we are pleased to offer the opportunity to receive stockholder communications electronically. By signing up for electronic delivery of documents such as our Annual Report and Proxy Statement, you can access stockholder communications as soon as they are available without waiting for them to arrive in the mail. Holders of record can also reduce the number of documents in their personal files, eliminate duplicate mailings, conserve natural resources, and help reduce our printing and mailing costs. If you are a holder of record and would like to receive stockholder communications electronically in the future, please contact Computershare at 800-522-6645 or 201-680-6578. Enrollment is effective until canceled.

Beneficial holders should refer to the information provided by the broker, bank or other institution that is the holder of record for instructions on how to elect to receive proxy statements and annual reports via the Internet. Most stockholders who hold their stock through a broker, bank or other holder of record and who have electronic access will receive an e-mail message containing the Internet address to use to access our Proxy Statement and Annual Report.

Why Did I Receive a One Page Notice of Internet Availability of Proxy Materials in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Printed Materials?

Pursuant to rules adopted by the Securities and Exchange Commission, we have made these proxy materials available via the Internet and have elected to use the Securities and Exchange Commission’s notice and access rules for soliciting proxies. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to all stockholders as of the record date. You may access these proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials. You may also request to receive a printed set of these proxy materials. Instructions on how to access these proxy materials via the Internet and how to request a printed copy can be found in the Notice of Internet Availability of Proxy Materials. Additionally, by following the instructions in the Notice of Internet Availability of Proxy Materials, you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. As noted above, choosing to receive your future proxy materials by e-mail will save Zebra the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment.

Why Did My Household Receive Only One copy of the Notice of Internet Availability of Proxy Materials or Proxy Materials?

In addition to furnishing proxy materials electronically, we take advantage of the Securities and Exchange Commission’s “householding” rules to reduce the delivery cost of materials. Under such rules, only one Notice of Internet Availability of Proxy Materials or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. If you are a stockholder sharing an address and wish to receive a separate Notice of Internet Availability of Proxy Materials, you may do this by contacting Broadridge Financial Solutions by phone at 1-866-540-7095 or by mail at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NJ, 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting Broadridge at the number or address shown above.

How Do I Vote My Shares?

Your vote is important. We encourage you to vote promptly, which may save us the expense of a second mailing.

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General Information

If you are a holder of record, you may vote your shares in any of the following ways:

●	by telephone — You may vote your shares by calling the toll-free telephone number on your proxy card. You may vote by telephone 24 hours a day through 11:59 p.m., Eastern Time, on May 7, 2025. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your vote. If you vote by telephone, you do not need to mail a proxy card.
●	via the Internet — You may vote your shares via the website http://www.proxyvote.com or by scanning the QR Barcode on the Notice of Internet Availability of Proxy Materials or your proxy card. You may vote via the Internet 24 hours a day through 11:59 p.m., Eastern Time, May 7, 2025. As with telephone voting, you may confirm that the system has properly recorded your vote. If you vote via the Internet, you do not need to mail a proxy card. You may incur costs such as telephone and Internet access charges if you vote via the Internet.
●	by mail — If you received your proxy materials by mail, you may vote your shares by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.
●	at the Annual Meeting — If you choose not to vote by telephone, via the Internet or by mail, you may still attend the virtual Annual Meeting and vote. You will need your 16-digit control number found on the proxy card, voting instruction form or notice to vote at the Annual Meeting. If you vote prior to the Annual Meeting, you may still attend the virtual Annual Meeting and vote.

If you are a beneficial holder, the instructions that accompany your proxy materials will indicate whether you may vote by telephone, via the Internet or by mail. If your shares are held in street name and you desire to vote online during the Virtual Annual Meeting, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the meeting.

Can I Revoke or Change My Vote After I Submit my Proxy?

If you are the holder of record, you may revoke your proxy at any time before your shares are voted if you (1) submit a written revocation to our Chief Legal Officer, General Counsel & Corporate Secretary, (2) submit a later-dated proxy to our Chief Legal Officer, General Counsel & Corporate Secretary, (3) provide subsequent telephone or Internet voting instructions, or (4) vote at the Annual Meeting. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again electronically at the Annual Meeting. If you are a beneficial owner of shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

What if I Do Not Specify How My Shares Are to Be Voted?

Our Board has appointed Michael Steele and Cristen Kogl to serve as the proxies for the Annual Meeting. Mr. Steele is Vice President, Investor Relations of Zebra. Ms. Kogl is Chief Legal Officer, General Counsel & Corporate Secretary of Zebra. By giving us your proxy, you are authorizing the proxies to vote, jointly or individually, your shares in the manner you indicate.

If you are a holder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

●	FOR the election of each of our three Class II directors with terms to expire in 2028 (Proposal 1);
●	FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal 2);
●	FOR ratification of the appointment of Ernst & Young LLP as our independent auditors for 2025 (Proposal 3); and
●	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if he or she has the discretionary authority to vote on the particular matter. Under Nasdaq’s rules, brokers and other nominees have the discretion to vote on routine matters such as Proposal 3, but do not have discretion to vote on non-routine matters such as Proposals 1 and 2. If you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 3 and any other routine matters properly presented for a vote at the Annual Meeting.

What Constitutes a Quorum, and Why is a Quorum Required?

A quorum is necessary to hold a valid meeting of stockholders. If stockholders holding a majority of the voting power of the stock issued and outstanding and entitled to vote at the virtual Annual Meeting are present or by proxy, a quorum will exist. Shares owned by Zebra are not voted and do not count for quorum purposes. On March 14, 2025, we had 51,143,319 shares of Class A Common Stock outstanding, meaning that 25,571,660 shares of Class A Common Stock must be present at the virtual Annual Meeting or represented by proxy to have a quorum. Your shares will be counted towards the quorum if you submit a proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also count towards the quorum

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General Information

requirement. If there is not a quorum, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to a later date.

To assure the presence of a quorum at the virtual Annual Meeting, and even if you plan to attend the Annual Meeting, please vote your shares by toll-free telephone or via the Internet or, if you received your proxy materials by mail, complete, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope.

What is the Effect of a Broker Non-Vote?

Brokers or other nominees who hold shares of our Class A Common Stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the virtual Annual Meeting. Thus, a broker non-vote will not affect our ability to obtain a quorum. Broker non-votes will not have any effect on the outcome of any proposal to be voted on at the Annual Meeting.

What is the Vote Required for Each Proposal?

Nominees for director are elected by a plurality of the votes cast; however, each nominee who is elected by a plurality vote who does not receive a majority vote will have his or her resignation from the Board considered in accordance with Zebra’s Resignation Policy Relating to Majority Voting, which is included as Exhibit A to Zebra’s Corporate Governance Guidelines. A “majority vote” means that the number of votes cast in favor of a nominee must exceed the number of votes withheld with respect to that nominee. Zebra’s Resignation Policy Relating to Majority Voting includes a resignation process with respect to uncontested elections of directors if a nominee does not receive a majority vote for election to the Board. Prior to making these proxy materials available, each nominee for director submits a binding but contingent letter of resignation. If a nominee is then elected by a plurality vote but does not receive a majority vote, the nominee will have his or her resignation considered by the Nominating and Governance Committee in light of the best interests of Zebra and its stockholders. The Nominating and Governance Committee will make a recommendation to the Board concerning the acceptance or rejection of the resignation(s).

In a contested election, nominees for director will continue to be elected by a plurality of the votes cast without a contingent resignation to be considered by the Board conditioned on receipt of a majority vote. A “contested election” means an election of directors (i) for which the Chief Legal Officer, General Counsel & Corporate Secretary of Zebra has received a notice that a stockholder has nominated a person for election to the Board in compliance with Zebra’s Amended and Restated By-Laws, and (ii) such nomination has not been withdrawn at least five days prior to the date Zebra first makes these proxy materials available to stockholders. Neither abstentions nor broker non-votes count as votes cast.

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1 — Election of three Class II directors with terms to expire in 2028	Plurality of votes cast with resignation process if majority vote not achieved	No
Proposal 2 — Advisory vote to approve named executive officer compensation	Majority of the votes cast for or against	No
Proposal 3 — Ratify the appointment of Ernst & Young LLP as our independent auditors for 2025	Majority of the votes cast for or against	Yes

With respect to Proposal 1, you may choose which three nominees you want to vote FOR. The three nominees receiving the most FOR votes will be elected. A properly executed proxy that is marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. WITHHOLD votes may prevent a director from obtaining a majority of FOR votes, which would trigger the aforementioned resignation process under the Resignation Policy Relating to Majority Voting. Proxies may not be voted for more than three nominees for director and stockholders may not cumulate votes in the election of directors.

With respect to Proposals 2 and 3, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on either of Proposals 2 and 3, your abstention will not affect the vote on the proposal since the proposal requires approval of a majority of the votes cast for or against.

96	Zebra Technologies Corporation I 2025 Proxy Statement

General Information

What Happens if the Annual Meeting is Adjourned or Postponed?

Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

Who is Paying for the Costs of This Proxy Solicitation?

We will bear the expense of soliciting proxies. We have retained Alliance Advisors LLC to solicit proxies for a fee of $25,000 plus a reasonable amount to cover expenses. Proxies may also be solicited by telephone or electronically by Zebra personnel who will not receive additional compensation for such solicitation. Copies of proxy materials and the Annual Report will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

How Can I Find the Results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Results also will be published in a current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V61242-P21689 For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! The Board of Directors recommends that you vote "FOR" the following: ZEBRA TECHNOLOGIES CORPORATION 3 OVERLOOK POINT LINCOLNSHIRE, IL 60069 ZEBRA TECHNOLOGIES CORPORATION 1. Election of Directors Nominees: Class II term to expire 2028 1a. Nelda J. Connors 1b. Frank B. Modruson 1c. Michael A. Smith For Withhold The Board of Directors recommends that you vote "FOR" the following proposals: 2. Advisory vote to approve Named Executive Officers' compensation ("Say-on-Pay"). 3. Ratify the appointment of Ernst & Young LLP as our independent auditor for 2025. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in the full corporate or partnership name by authorized officer. SCAN TO VIEW MATERIALS & VOTEw VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information prior to 11:59 PM Eastern Time on May 7, 2025. Please have your proxy card available when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ZBRA2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions prior to 11:59 PM Eastern Time on May 7, 2025. Please have your proxy card available when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V61243-P21689 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 8, 2025: Zebra's Notice and Proxy Statement for the 2025 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2024, are available at: https://materials.proxyvote.com/989207. Please do not vote by more than one method. Your vote last received will be your official vote. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. ZEBRA TECHNOLOGIES CORPORATION Revocable Proxy THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2025, AND AT ANY ADJOURNMENT THEREOF. The undersigned stockholder of Zebra Technologies Corporation, a Delaware corporation, hereby appoints Michael Steele and Cristen Kogl as proxies for the undersigned, and each of them, with full power of substitution in each of them, to attend the virtual Annual Meeting of Stockholders to be held on Thursday, May 8, 2025, at 10:30 a.m., Central Time, or any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned. You can attend the Annual Meeting via the internet by visiting http://www.virtualshareholdermeeting.com/ZBRA2025. NOTE: The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is executed but no direction is given, the vote entitled to be cast by the undersigned will be cast “FOR” the nominees for director, “FOR” proposals 2 and 3, and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment thereof. This Proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of Zebra prior to the meeting or by filing with the Secretary of Zebra prior to the meeting, a later-dated Proxy. If the undersigned is present and wants to vote at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this Proxy by voting at the Annual Meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Zebra called for May 8, 2025, and of the Proxy Statement for the Annual Meeting prior to the signing of this Proxy. Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be Held on May 8, 2025. Zebra's Notice and Proxy Statement for the 2025 Annual Meeting of Stockholders and the Annual Report to Stockholders for the year ended December 31, 2024, are available at: https://materials.proxyvote.com/989207. (Continued on reverse side)